UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

5E ADVANCED MATERIALS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on December 7, 2026

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of 5E Advanced Materials, Inc., a Delaware corporation (the “Company”), will be held on December 7, 2026, at 10:00 a.m. Pacific time. To increase access for all of our stockholders, the Annual Meeting will be online and a completely virtual meeting of stockholders. You may attend, vote, and submit questions during the Annual Meeting via the live webcast on the Internet at meetnow.global/FEAM2026. You will not be able to attend the Annual Meeting in person, nor will there be any physical location.

Only stockholders of record at the close of business on October 14, 2026, are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. We are committed to ensuring our stockholders have the same rights and opportunities to participate in the Annual Meeting as if it had been held in a physical location. As further described in the proxy materials for the Annual Meeting, you may attend the Annual Meeting via the live webcast on the Internet at meetnow.global/FEAM2026. You may vote by telephone, Internet, or mail prior to the Annual Meeting. You will also be able to submit questions in advance of the Annual Meeting by logging in to meetnow.global/FEAM2026 using the 15-digit control number included on your proxy card or on the voting instruction form accompanying these proxy materials. While we encourage you to vote in advance of the Annual Meeting, you may also vote and submit questions relating to meeting matters during the Annual Meeting (subject to time restrictions).

To be admitted to the Annual Meeting at meetnow.global/FEAM2026, you must enter the control number found on your proxy card.

The Annual Meeting will be held for the following purposes:

1.
to elect the five directors named in this Proxy Statement, being each of:
(1)
Graham van’t Hoff;
(2)
Curtis Hébert;
(3)
Barry Dick;
(4)
Bryn Jones; and
(5)
Jonathan Siegler

to serve until the 2027 annual meeting of stockholders (the “2027 Annual Meeting”) and until their respective successors are duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal;

2.
to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2027 fiscal year;
3.
to approve an amendment to the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of Common Stock authorized for issuance (“Proposal 3”);
4.
to approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Three; and
5.
to consider and transact such other business as may properly come before the Annual Meeting.

This Notice of Annual Meeting and Proxy Statement is first being distributed or made available, as the case may be, on or about October 26, 2026. The Proxy Statement and our 2026 Annual Report are available at www.edocumentview.com/FEAM. The Notice of Internet Availability of Proxy Materials (“Notice”) provides instructions on how to vote online or by telephone and how to receive a paper copy of your proxy materials by mail.

Hesperia, California	By Order of the Board of Directors,

October 26, 2026	Joshua Malm Chief Financial Officer, Treasurer and Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on December 7, 2026.

The Proxy Statement for the Annual Meeting and Annual Report for the fiscal year ended June 30, 2026 are available at www.edocumentview.com/FEAM.

Your vote is very important. You may vote at the virtual meeting or by proxy. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to review the proxy materials and submit your proxy or voting instructions as soon as possible. You may vote your proxy by telephone or Internet (instructions are on the Notice, your proxy card, and voter instruction form, as applicable) or by completing, signing, and mailing the enclosed proxy card in the enclosed envelope.

TABLE OF CONTENTS

Page
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	1
TABLE OF CONTENTS	3
FORWARD-LOOKING STATEMENTS	4
2026 PROXY STATEMENT SUMMARY	5
PROXY STATEMENT	6
QUESTIONS AND ANSWERS	7
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING	14
PROPOSAL ONE (1) TO (5) – ELECTION OF DIRECTORS	14
CORPORATE GOVERNANCE	17
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	22
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	26
EXECUTIVE OFFICERS	28
EXECUTIVE COMPENSATION	29
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	34
PROPOSAL TWO – RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2027	35
REPORT OF THE AUDIT COMMITTEE	37
PROPOSAL THREE – TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED 5E ADVANCED MATERIALS, INC. 2022 EQUITY COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE	38
PROPOSAL FOUR – TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL THREE	46
APPENDIX A – PROPOSED AMENDMENT TO THE AMENDED AND RESTATED 5E ADVANCED MATERIALS, INC. 2022 EQUITY COMPENSATION PLAN	A-1
APPENDIX B – AMENDED AND RESTATED 5E ADVANCED MATERIALS, INC. 2022 EQUITY COMPENSATION PLAN	B-1

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains various forward-looking statements that are not historical facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “intend,” “budget,” “target,” “aim,” “strategy,” “estimate,” “plan,” “guidance,” “outlook,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements reflect the Company and management’s beliefs and expectations based on current estimates and projections. While the Company believes these expectations, and the estimates and projections on which they are based, are reasonable and were made in good faith, these statements are subject to numerous risks and uncertainties, any of which could cause the Company’s actual results, performance, or achievements, or industry results, to differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact contained in this Proxy Statement are forward-looking statements, including without limitation, statements regarding the Company’s business model and growth strategy, ability to attract and retain high-quality talent, and purpose and intent involving executive compensation. Forward-looking statements involve known and unknown risks and uncertainties, which include, but are not limited to, the risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2026, under the heading “Risk Factors,” as such risk factors may be updated from time to time in other documents filed by the Company with the Securities and Exchange Commission (the “SEC”).

These forward-looking statements speak only as of the date hereof, and except as required by law, the Company undertakes no obligation to correct, update, or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. You are advised, however, to consult any additional disclosures we make in our reports to the SEC. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in such disclosures and in our reports to the SEC.

2026 PROXY STATEMENT SUMMARY

This summary contains highlights about our upcoming 2026 Annual Meeting of Stockholders. This summary does not contain all of the information that you may wish to consider in advance of the meeting, and we encourage you to read the entire Proxy Statement before voting.

2026 Annual Meeting of Stockholders

Date and Time:	December 7, 2026, at 10:00 a.m. Pacific time

Location*:	Live webcast on the Internet at meetnow.global/FEAM2026

Record Date:	October 14, 2026

* Our Annual Meeting will be conducted via live webcast. You may attend, ask questions relating to meeting matters, and vote during the Annual Meeting via the live webcast on the Internet at the link above (subject to time restrictions). You will not be able to attend the Annual Meeting in person. There will be no physical location for stockholders to attend.

Voting Matters and Board Recommendations

Proposal	Matter	Board Recommendation
1

(1) Election of Graham van’t Hoff as a Director
(2) Election of Curtis Hébert as a Director
(3) Election of Barry Dick as a Director
(4) Election of Bryn Jones as a Director
(5) Election of Jonathan Siegler as a Director

FOR each Nominee
2	Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2027.	FOR
3	Approval of an amendment to the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of Common Stock authorized for issuance (“Proposal 3”).	FOR
4	Approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Three.	FOR

9329 Mariposa Road, Suite 210

Hesperia, CA 92344

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

December 7, 2026

This Proxy Statement and 2026 Annual Report are being furnished to the stockholders of 5E Advanced Materials, Inc. (the “Company” or “5E Materials”) in connection with the solicitation of proxies for the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 7, 2026, at 10:00 a.m. Pacific time, or at any adjournment or postponement thereof, for the purposes set forth herein. The Annual Meeting will be held via live webcast on the Internet at meetnow.global/FEAM2026. This solicitation is being made by the board of directors of the Company (the “Board of Directors” or the “Board”). You will be able to vote and submit questions online through the virtual-meeting platform during the Annual Meeting by visiting meetnow.global/FEAM2026 and entering your control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

This Proxy Statement is first being distributed or made available, as the case may be, on or about October 26, 2026.

THE INFORMATION PROVIDED IN THE “QUESTIONS AND ANSWERS” FORMAT BELOW IS FOR YOUR CONVENIENCE AND INCLUDES ONLY A SUMMARY OF CERTAIN INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

QUESTIONS AND ANSWERS

Why am I receiving these materials?

We are distributing our proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Why did I receive a notice regarding the availability of proxy materials on the internet?

As permitted by SEC rules, 5E Materials is making this proxy statement and its 2026 Annual Report available to its stockholders electronically via the Internet. On or about October 26, 2026, we first mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2026 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement and 2026 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.

How can I attend the Annual Meeting?

Stockholders of record at the close of business on October 14, 2026 (the “Record Date”) (or their duly appointed proxy holder) may attend, vote, and submit questions virtually during the Annual Meeting by logging in at meetnow.global/FEAM2026. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card. If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to submit questions or vote at the meeting. The meeting will begin promptly at 10:00 a.m. Pacific time on December 7, 2026. We encourage you to access the meeting prior to the start time. Online access will open at 9:45 a.m. Pacific time and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.

Can I ask questions at the virtual Annual Meeting?

Only registered stockholders as of the Record Date who have accessed our virtual Annual Meeting as a stockholder (rather than as a “guest”) will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. We also encourage you to submit questions in advance of the meeting until 11:59 p.m. Eastern time the day before the Annual Meeting by going to meetnow.global/FEAM2026 and logging in with your control number. During the meeting, we will spend up to 15 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure, including the number and types of questions that will not be accepted, will be posted on the Annual Meeting website. To provide for orderly conduct of the Annual Meeting, we encourage you to submit questions in advance. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Stockholders must have available their control number provided on their proxy card to ask questions during the meeting.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page: meetnow.global/FEAM2026.

What proposals will be voted on at the Annual Meeting?

Stockholders will vote on four (4) proposals at the Annual Meeting:

1.
to elect the five directors named in this Proxy Statement, being each of:
(1)
Graham van’t Hoff
(2)
Curtis Hébert;
(3)
Barry Dick;
(4)
Bryn Jones; and
(5)
Jonathan Siegler

to serve until the 2027 annual meeting of stockholders (the “2027 Annual Meeting”) and until their respective successors are duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal (“Proposal One”);

2.
to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2027 fiscal year (“Proposal Two”);
3.
to approve an amendment to the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of Common Stock authorized for issuance (“Proposal Three”); and
4.
to approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Three (“Proposal Four”).

We will also consider other business, if any, that properly comes before the Annual Meeting.

What happens if other business not discussed in this Proxy Statement comes before the meeting?

The Company does not know of any business to be presented at the Annual Meeting other than the proposals discussed in this Proxy Statement. If other business properly comes before the meeting under our Amended and Restated Certificate of Incorporation (the “Charter”), Second Amended and Restated Bylaws (the “Bylaws”), and rules established by the SEC, the proxies will use their discretion in casting all the votes that they are entitled to cast.

How does the Board recommend that stockholders vote on the proposals?

Our Board recommends that stockholders vote:

•
“FOR” the election of each director nominee named in this Proxy Statement.
•
“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2027.
•
“FOR” the approval of an amendment to the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of Common Stock authorized for issuance.
•
“FOR” the approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Three.

Who is entitled to vote?

As of the Record Date, 49,634,871 shares of common stock, par value $0.01 per share (“Common Stock”), were outstanding. Only holders of record of our Common Stock as of the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of our Common Stock held by such stockholder on the Record Date. No cumulative voting rights are authorized.

How do I vote in advance of the Annual Meeting?

If you are a holder of record of shares of Common Stock of the Company, you may direct your vote without attending the Annual Meeting by following the instructions on the Internet Notice or, if you requested paper copies, the proxy card to vote by Internet or by telephone, or by signing, dating, and mailing a proxy card.

If you hold your shares in street name via a broker, bank, or other nominee, you may direct your vote without attending the Annual Meeting by following the instructions on the Internet Notice or, if you requested paper copies, the signing, dating, and mailing your voting instruction card. Internet or telephonic voting may also be available. Please see your Internet Notice or voting instruction card provided by your broker, bank, or other nominee for further details.

How do I vote during the Annual Meeting?

Shares held directly in your name as the stockholder of record may be voted if you are attending the Annual Meeting by entering the control number found on the Internet Notice or, if you requested paper copies, your proxy card when you log in to the meeting at meetnow.global/FEAM2026.

Shares held in street name through a brokerage account or by a broker, bank, or other nominee may only be voted at the Annual Meeting by submitting voting instructions to your bank, broker or other nominee or by presenting a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

Even if you plan to attend the Annual Meeting, we recommend that you vote in advance, as described above under “How do I vote in advance of the Annual Meeting?” so that your vote will be counted if you are unable to attend the Annual Meeting.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:

•
delivering to the attention of the Secretary at the address on the first page of this Proxy Statement a written notice of revocation of your proxy;
•
delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or
•
attending the Annual Meeting and voting electronically, as indicated above under “How do I vote during the Annual Meeting?”, but note that attendance at the Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker, or other nominee, you may change your vote by submitting new voting instructions to your bank, broker, or other nominee. Please note that if your shares are held of record by a bank, broker, or other nominee and you decide to attend and vote at the Annual Meeting, your vote at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker, or other nominee).

What is a broker non-vote?

Brokers, banks, or other nominees holding shares on behalf of a beneficial owner may vote those shares in their discretion on certain “routine” matters even if they do not receive voting instructions from the beneficial owner. With respect to “non-routine” matters, the broker, bank, or other nominee is not permitted to vote shares for a beneficial owner without voting instructions.

A broker non-vote occurs when a broker, bank, or other nominee does not vote on a non-routine matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter. A broker, bank, or other nominee may exercise its discretionary voting authority on Proposal Two because Proposal Two is a routine matter, and as such, we do not expect any broker non-votes on Proposal Two. Broker non-votes may occur as to the other Proposals. The effect of broker non-votes on each of the other Proposals is described below.

What constitutes a quorum?

The presence at the Annual Meeting, either in person or by proxy, of holders of one-third in voting power of the shares of the Company entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted as present for the purpose of determining whether there is a quorum at the Annual Meeting. Your shares are counted as being present if you participate virtually at the Annual Meeting and cast your vote online during the meeting prior to the closing of the polls by visiting meetnow.global/FEAM2026, or if you vote by proxy via the Internet, by telephone, or by returning a properly executed and dated proxy card or voting instruction form by mail.

What vote is required to approve each matter to be considered at the Annual Meeting?

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Non-votes	Effect of Abstentions
1

Election of each of the five director nominees named in this Proxy Statement (1) Graham van’t Hoff; (2) Curtis Hébert; (3) Barry Dick; (4) Bryn Jones; and (5) Jonathan Siegler (each as a separate resolution).

		Majority of Votes Cast	No	No Effect	No Effect
2	Ratification of the appointment of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2027.	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	Yes	N/A	Same as Vote Against
3	Approval of an amendment to the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of Common Stock authorized for issuance.	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
4	Approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Three.	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against

Proposal One: Election of Five Director Nominees Named in This Proxy Statement.

Our Bylaws provide that the election of directors shall be determined by a majority of the votes cast at the meeting by the holders of stock entitled to vote thereon. Abstentions and broker non-votes will have no effect on Proposal One.

Under our Bylaws, a majority of the votes cast means that the number of shares voted “for” a nominee must exceed the votes cast “against” such nominee. The Nominating and Corporate Governance Committee has established procedures under which a director standing for reelection in an uncontested election must tender a resignation conditioned on the incumbent director’s failure to receive a majority of the votes cast. If an incumbent director who is standing for re-election does not receive a majority of the votes cast, the Nominating and Corporate Governance Committee shall make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors shall act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.

Proposal Two: Ratification of the Appointment of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2027.

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2027 fiscal year requires approval by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against Proposal Two. Brokers will have discretionary authority to vote on this proposal. Accordingly, we do not expect any broker non-votes on Proposal Two.

Proposal Three: Approval of an amendment to the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of Common Stock authorized for issuance.

This proposal shall be determined by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against Proposal Three, and broker non-votes will have no effect on Proposal Three.

Proposal Four: Approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Three.

This proposal shall be determined by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against Proposal Four, and broker non-votes will have no effect on Proposal Four.

What is the deadline for submitting a proxy?

So that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or by telephone must be received by 11:59 p.m. Eastern time on Sunday, December 6, 2026, and proxies submitted by mail should be received by the close of business on Thursday, December 3, 2026.

What does it mean if I receive more than one proxy card?

If you hold your shares in more than one account, you will receive one proxy card for each account. So that all of your shares are voted, please complete, sign, date, and return one proxy card for each account or use the proxy card for each account to vote by Internet or by telephone.

How will my shares be voted if I return a signed but blank proxy card or voting instruction form or submit a proxy without giving voting instructions?

If you are a holder of record of our Common Stock and you sign and return a proxy card or otherwise submit a proxy without giving specific voting instructions, your shares will be voted:

•
“FOR” the election of each of the director nominees named in this Proxy Statement;
•
“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2027;
•
“FOR” the approval of an amendment to the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of Common Stock authorized for issuance;
•
“FOR” the approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Three.

If you hold your shares in street name via a broker, bank, or other nominee and do not provide the broker, bank, or other nominee with voting instructions (including by signing and returning a blank voting instruction card), your shares:

•
will be counted as present for purposes of establishing a quorum;
•
will be voted in accordance with the broker’s, bank’s, or other nominee’s discretion on “routine” matters, which is the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2027 (Proposal Two); and
•
will not be voted in connection with the other Proposals. For each of these proposals, your shares will be treated as “broker non-votes.”

Our Board knows of no matter to be presented at the Annual Meeting other than the Proposals identified in this Proxy Statement.

Who is making this solicitation and who will pay the expenses?

This proxy solicitation is being made on behalf of our Board. The Company will pay the cost of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, our employees may solicit proxies personally or by telephone or facsimile, but they will not receive additional compensation for these services. Arrangements may be made with brokerage houses, custodians, nominees, and fiduciaries to send proxy materials to their principals, and we may reimburse them for their expenses.

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders for any purpose germane to the meeting for 10 business days prior to the Annual Meeting, at 5E Advanced Materials, Inc., 9329 Mariposa Road, Suite 210, Hesperia, CA 92344 between the hours of 9:00 a.m. and 5:00 p.m. Pacific time.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we send only one set of proxy materials to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.

If your shares are held beneficially and you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095 or writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.

Where can I find the 2026 Annual Report?

Our 2026 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2026, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail.

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2026 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary at 9329 Mariposa Road, Suite 210, Hesperia, California 92344.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

When are stockholder proposals due for the 2027 Annual Meeting of the stockholders?

Rule 14a-8 Shareholder Proposals. Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must submit the proposal to our executive offices at 9329 Mariposa Road, Suite 210, Hesperia, California 92344 in writing not later than June 28, 2027.

Proxy Access. Under our Bylaws, if you wish to nominate a director through proxy access, you must give timely written notice to our Secretary at the principal executive offices of the Company. To be timely, notice must be delivered to the Secretary not later than 120 days nor more than 150 days prior to the first anniversary of the date that our definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting of stockholders. For the 2027 Annual Meeting of Stockholders, written notice must be received by the Secretary between the close of business on May 29, 2027, and the close of business on June 28, 2027. In the event that the 2027 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice must be delivered to the Secretary not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of (i) the 120th day prior to such annual meeting or (ii) the 10th day following the day on which public disclosure of the date of such annual meeting is first made by us. Such notices must comply with the procedural and content requirements of our Bylaws, a copy of which is available upon request to our Secretary.

Proposals or Director Nominees (other than through Proxy Access). Stockholders intending to present a proposal of business at the 2027 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that the stockholder of record deliver their intent to present such proposal or nomination to the Secretary at the principal executive offices of the Company (A) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting, if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting, and (B) with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of the 90th day prior to the annual meeting and the close of business on the 10th day following the first date of public disclosure of the date of such meeting. For the 2027 Annual Meeting of Stockholders, the Secretary must receive notice of such a proposal or nomination no earlier than the close of business on August 9, 2027, and no later than the close of business on September 8, 2027. The notice must contain the information required by our Bylaws, a copy of which is available upon request to our Secretary.

SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with the above deadlines and, in certain other cases notwithstanding the stockholder’s compliance with these deadlines.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the additional information required by Rule 14a-19(b) of the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

In connection with our solicitation of proxies for our 2027 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

Who can I contact for further information?

You may request additional copies, without charge, of this Proxy Statement and other proxy materials or ask questions about the Annual Meeting, the proposals, or the procedures for voting your shares by writing to our Corporate Secretary at 9329 Mariposa Road, Suite 210, Hesperia, California 92344.

Unless indicated otherwise, all share and per share numbers in this Proxy Statement reflect our 1-for-23 reverse stock split effected in February 2025.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE (1) TO (5)

ELECTION OF DIRECTORS

General

At the Annual Meeting, our stockholders will vote on five directors for a one-year term and until the election and qualification of their respective successors in office, or until such director’s earlier death, resignation, disqualification or removal.

The directors named herein have agreed to serve, if elected, until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier death, resignation, disqualification or removal. There are no family relationships between or among any of our executive officers, nominees, or continuing directors. Mr. Hébert and Mr. van’t Hoff, two of our director nominees, were initially recommended to serve as members of our Board by BEP Special Situations IV LLC (“Bluescape”) pursuant to Bluescape designation rights described elsewhere in this proxy statement. On April 13, 2026, Mr. Siegler was appointed to the Board, having been designated for appointment by Bluescape designation rights described elsewhere in this proxy statement, and he succeeds Mr. van’t Hoff as one of Bluescape’s designees and serves alongside Mr. Herbert. Each of the director nominees was evaluated in accordance with our standard review process for director candidates in connection with their nomination for election at the Annual Meeting.

The election of each nominee will be voted on separately.

Director Nominees

The following table sets forth information with respect to our director nominees for election at the Annual Meeting:

Name		Independent under Nasdaq Rules	Age
(1)	Graham van’t Hoff	Yes	64
(2)	Curtis Hébert	Yes	63
(3)	Barry Dick	Yes	63
(4)	Bryn Jones	Yes	48
(5)	Jonathan Siegler	Yes	54

Director Nominee Skills Matrix

	(1) Graham van’t Hoff	(2) Curtis Hébert	(3) Barry Dick	(4) Bryn Jones	(5) Jonathan Siegler	Total
Executive Leadership	✓	✓	✓	✓	✓	5
Mining/Rare Earth Minerals/Specialty Chemicals Industry Experience	✓	✓	✓	✓	✓	5
Business Operations	✓				✓	2
Strategic Development/Planning	✓	✓	✓	✓	✓	5
Corporate Governance	✓	✓	✓		✓	4
Financial Expert	✓		✓	✓	✓	4
Business to Business Sales and Marketing	✓	✓		✓		3
Capital Markets		✓	✓		✓	3
ESG Leadership	✓	✓		✓	✓	4
M&A Experience	✓	✓	✓	✓	✓	5
International Experience	✓	✓	✓	✓	✓	5

More detailed biographical descriptions of the nominees are set forth in the text below. These descriptions include the experience, qualifications, qualities, and skills that led to the conclusion that each director should serve as a member of our Board at this time.

(1) Graham van’t Hoff was appointed as director in October 2022. Mr. van’t Hoff is a global business executive with a 35-year career focused on business restructuring and growth with a track record of scaling business and driving growth through business disruption, restructures, technology integration and tight project management disciplines. Most recently, Mr. van’t Hoff finished his 35 year career with Royal Dutch Shell PLC (NYSE: SHEL) as the Executive Vice President of Global Chemicals where he was responsible for the company’s $25 billion global chemicals business over a seven year period of record profitability. Prior to this role, he held the positions of Chairman, Shell UK, Executive Vice President, Alternative Energies and CO2 and Vice President, Base Chemicals. Mr. van’t Hoff currently serves on the board of directors for Verde Clean Fuels, Inc. (Nasdaq: VGAS) and AleAnna Inc. (Nasdaq: ANNA). Mr. van’t Hoff holds a Bachelor of Arts and Master of Arts in Chemistry from Oxford University, UK and a Master of Business Management with distinction from Alliance Manchester Business School, UK. Mr. van’t Hoff previously served on our Board as a designee of Bluescape, an investor in the Company, in accordance with the Fourth Amended and Restated Investor and Registration Rights Agreement, dated January 14, 2025, by and among Bluescape, Ascend Global Investment Fund SPC, for and on behalf of Strategic SP (“Ascend”), an investor in the Company, and the Company (the “Investor and Registration Rights Agreement”) as further described in the section titled “Certain Relationships and Related Person Transactions.” We believe Mr. van’t Hoff’s experience at various energy and specialty chemicals companies, along with his sales and marketing experience qualifies him to serve on our Board of Directors.

(2) Curtis Hébert was appointed as director in March 2025. Mr. Hébert is a highly respected leader in the power and energy industry. His years of experience as a chief regulator on the state and federal level, an energy attorney, and Executive Vice President of a Fortune 250 energy company give him an unparalleled prism in which to view and lead business strategy. Mr. Hébert is currently a partner at Brunini Law Firm where he represents and advises clients on federal, state, and local regulatory matters across the energy industry. Previously, he served as the Chief Executive Officer of Lexicon Strategy Group, where he advised financial, energy, and governmental clients on unique policy and regulatory needs. Mr. Hébert has advised domestic and international clients across all segments of the energy value chain and has contributed to policy initiatives as a visiting scholar with the Bipartisan Policy Center. He spent a decade as executive vice president with Entergy Corp. (ETR), a Fortune 250 Energy Company. Notably, Mr. Hébert was a presidential appointee, serving as chairman and commissioner of the Federal Energy Regulatory Commission (FERC) from 1997 to 2001. He earned a Bachelor of Science from the University of Southern Mississippi and a Juris Doctor from the Mississippi School of Law. Mr. Hébert serves on our Board as a designee of Bluescape, in accordance with the Investor and Registration Rights Agreement as further described in the section titled “Certain Relationships and Related Person Transactions.” We believe Mr. Hébert is qualified to serve on our Board of Directors because of his success serving in the federal government, executive leadership, and strong corporate governance skillset.

(3) Barry Dick was appointed as a director in May 2024. Mr. Dick has over 25 years of marketing and investment banking experience in Asia and has built leading sales and origination organizations at Merrill Lynch, StormHarbour, and Opvs Group. He has served as Co-Founder, Partner, and Director of Gold Quay Capital PTE. Ltd. since June 2013 and is responsible for sourcing private transactions and marketing investment opportunities to long term investor relationships that have been developed over the last 20 years in southeast Asia. Prior to that, he served as Principal and Managing Director at StormHarbour Securities (Singapore) Pte. Ltd. from August 2013 to May 2015, where he was focused on sourcing and distributing private transactions throughout southeast Asia. Previously, Mr. Dick was Managing Director, Head of Fixed Income Sales at Merrill Lynch (Asia Pacific) Limited, where he was responsible for building Merrill Lynch’s Asian FICC sales organization. Following his career at Merrill Lynch, Mr. Dick co-founded Opvs Group, a hybrid hedge fund and boutique investment bank where he built a fund raising organization and was responsible for sourcing private transactions for both the firm and third parties. Mr. Dick holds a Bachelor of Science in Business Administration from Northeastern University and a Master’s in Business Administration from Duke University. Mr. Dick serves on our Board as a designee of Ascend, in accordance with the Investor and Registration Rights Agreement as further described in the section titled “Certain Relationships and Related Person Transactions.” We believe Mr. Dick’s broad experience with capital markets, international business and the mining sectors qualifies him to serve on our Board of Directors.

(4) Bryn Jones was appointed as a director in July 2024. Mr. Jones is an Industrial Chemist with over 25 years of extensive development and operational experience in the minerals industry across various commodities, including in-situ mining of uranium. Mr. Jones currently is the Managing Director for entX Limited, a technology incubator that generates ideas, builds development partnerships, and commercializes breakthrough clean energy and nuclear medicine technologies, a position he has held since August 2019. Mr. Jones is a former non-executive director of Australian Rare Earths, former Technical Director of Boss Energy Ltd, and a former non-executive director of DevEx Resources Ltd. Prior to assuming the above directorships, Mr. Jones served as the Chief Operating Officer of Laramide Resources Ltd. We believe Mr. Jones’ experience in the chemicals and mining industries, including rare earth minerals, as well as prior executive roles and leadership experience qualifies him to serve on our Board of Directors.

(5) Jonathan Siegler was appointed as a director in April 2026. Mr. Siegler has served as a Managing Director and Chief Financial Officer of Bluescape Energy Partners since May 2016 and is a member of its Investment Committee. As a Managing Director, Mr. Siegler has helped lead more than $1.6 billion of investments across 25 major investments. From July 2020 to November 2023, Mr. Siegler served as President, Chief Operating Officer and a director of Bluescape Opportunities Acquisition Corp. (NYSE: BOAC), from February 2011 to December 2023, as Managing Director of Parallel Resource Partners, and from August 2004 to April 2008, as Senior Vice President of Strategy and M&A at TXU Corp. Mr. Siegler currently serves on the boards of directors of Verde Clean Fuels, Inc. (Nasdaq: VGAS), EXCO Resources, Inc. (OTC: EXCE) and The Shaw Group, Inc. Mr. Siegler holds a Master of Science in Electrical Engineering from Stanford University and a Bachelor of Science in Electrical Engineering from the United States Naval Academy. Mr. Siegler serves on our Board as a designee of Bluescape, in accordance with the Investor and Registration Rights Agreement as further described in the section titled “Certain Relationships and Related Person Transactions.” We believe Mr. Siegler’s extensive experience in project finance, capital structuring, capital allocation, infrastructure development and transaction execution, together with his executive leadership and public company board experience, qualifies him to serve on our Board of Directors.

Our directors bring a range of skills and experience in relevant areas, including finance, exploration and production, environment, international business and leadership, as well as specialty chemicals. We believe this cross-section of capabilities enables our Board of Directors to help guide our objectives and corporate governance practices.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE NAMED ABOVE.

CORPORATE GOVERNANCE

Our Board believes sound corporate governance processes and practices, as well as high ethical standards, are critical to handling challenges and to achieving business success. We embrace leading governance practices and conduct ongoing reviews of our governance structure and processes to reflect changing circumstances. Below are highlights of our corporate governance practices and principles.

Director Independence

Our Common Stock is listed on the Nasdaq Stock Market (the “Nasdaq”). Under the rules of the Nasdaq, a director will only qualify as an “independent director” if the board of directors determines that the director has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth by the Nasdaq rules.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

At least annually, our Board evaluates all relationships between us and each director in light of relevant facts and circumstances for the purposes of determining whether a relationship exists that might interfere with such director’s ability to satisfy his or her responsibilities as an independent director. Based on this evaluation, our Board will make an annual determination of whether each director is independent within the meaning of the independence standards of Nasdaq and the SEC.

Consistent with our corporate governance guidelines and Nasdaq rules, our Board has determined that each of Messrs. Dick, Hébert, Jones, van’t Hoff and Siegler qualifies as an “independent director.” Our Board also has determined that Messrs. Dick, Hébert, Jones, and van’t Hoff, who currently serve on our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, satisfy the applicable independence standards for such committee service established by the SEC and the rules of Nasdaq. In making such determinations, our Board considered the relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director and any institutional stockholder with which he or she is affiliated.

Board Leadership Structure

Our Corporate Governance Guidelines provide the Board will conduct an annual assessment of its leadership structure to determine that the leadership structure is the most appropriate for the Company. The Chairman of the Board and CEO positions may, but need not, be filled by the same individual. At this time, the offices of the Chairman of the Board and the CEO are not combined. If the offices were combined, the Board would appoint a lead independent director to coordinate the activities of the other independent directors and to perform such other duties and responsibilities as the Board may determine. Graham van’t Hoff currently serves as Chairman of the Board.

Role of the Board in Risk Oversight

The Board is responsible for the oversight of risk, while management is responsible for the day-to-day management of risk. The Board, directly and through its committees, carries out its oversight role by regularly reviewing and discussing with management the risks inherent in the operation of our business and applicable risk mitigation efforts. Management meets regularly to discuss the Company’s business strategies, challenges, risks and opportunities and reviews those items with the Board at regularly scheduled meetings. The Compensation Committee is responsible for overseeing the management of risks relating to our compensation plans and arrangements, including whether the Company’s incentive compensation plans encourage excessive or inappropriate risk taking. The Audit Committee is responsible for overseeing our risk assessment and management processes related to, among other things, our financial reports and record-keeping, major litigation and financial risk exposures, and cybersecurity risk, and the steps management has taken to monitor and control such exposures. The Nominating and Corporate Governance Committee is responsible for risk oversight associated with corporate governance practices and the composition of our Board and its committees.

Evaluations of the Board of Directors

The Board evaluates its performance and the performance of its committees and individual directors on an annual basis through an evaluation process administered by our Nominating and Corporate Governance Committee. The Board discusses each evaluation to determine what, if any, actions should be taken to improve the effectiveness of the Board or any committee thereof or of the directors.

Board and Committee Meetings and Attendance

Directors are expected to make every effort to attend all meetings of the Board and all meetings of the committees on which they serve. During fiscal year ended June 30, 2026 (“fiscal year 2026”), our Board had eight Board meetings, our Audit Committee had four meetings, our Nominating and Corporate Governance Committee had one meeting and our Compensation Committee had three meetings. During fiscal year 2026, each current member of our Board attended at least 75% of all Board and relevant committee meetings held during the period in which such director served. Our independent directors hold regularly scheduled executive sessions without our management present. These executive sessions of independent directors are chaired by our Chairman of the Board.

Board Attendance at Annual Stockholders’ Meeting

Each director is encouraged and generally expected to attend the Company’s annual meeting of stockholders, and two directors attended last year’s annual meeting of stockholders.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The composition and responsibilities of each of the committees of our Board are described below. Copies of the charters of the committees are available on the investor relations page of our website at https://5eadvancedmaterials.com/investors/corporate-governance/. The information in or accessible through our website is not incorporated into, and is not considered part of, this Proxy Statement. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Current Committee Composition and Meeting Information for Fiscal Year 2026

The following table provides current membership and meeting information for fiscal year 2026 for each of these committees of our Board with directors marked with an asterisk (*) identified as committee chair:

Name	Audit	Compensation	Nominating and Corporate Governance
Graham van’t Hoff	✓		✓
Curtis Hébert		✓	✓*
Barry Dick	✓*	✓	✓
Bryn Jones	✓	✓*
Jonathan Siegler
Total meetings held during fiscal year 2026	4	3	1

Audit Committee

Messrs. Dick, Jones and van't Hoff are the current members of the Audit Committee. Mr. Dick is the Chairman of the Audit Committee. Our Board has determined that each current and prospective member of the Audit Committee qualifies as an independent director under the Nasdaq corporate governance standards and the independence requirements of Rule 10A-3 of the Exchange Act and meets the requirements for financial literacy for service on an Audit Committee, as defined under applicable Nasdaq rules. Our Board has determined that each of Messrs. Dick, Jones and van't Hoff qualify as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K, and that each of the members meets the requirements for financial literacy for service on an Audit Committee, as defined under applicable Nasdaq rules.

Under its charter, the functions of the Audit Committee include, among other things:

•
overseeing the Company’s accounting and financial reporting processes and the audits of its financial statements;

•
the appointment, compensation, retention and oversight of the Company’s independent auditors;
•
the Company’s compliance with legal and regulatory requirements; and
•
reviewing and discussing with management and the independent auditor the adequacy of the Company’s internal control over financial reporting.

Compensation Committee

Messrs. Jones, Hébert and Dick are the current members of the Compensation Committee. Mr. Jones is the Chairman of the Compensation Committee. The Board has determined that each of Messrs. Jones, Hébert and Dick, qualifies as an independent director and is considered to be a “non-employee director” under Rule 16b-3 of the Exchange Act.

Under its charter, the functions of the Compensation Committee include, among other things:

•
determine, or recommend to the Board for determination, the compensation of the Chief Executive Officer and all other executive officers of the Company;
•
make recommendations to the Board with respect to (to the extent set forth in its charter or otherwise directed by the Board) compensation of the non-employee directors;
•
review, approve, or make recommendations to the Board with respect to incentive compensation plans and equity-based plans that are subject to Board approval;
•
exercise oversight with respect to the Company’s compensation philosophy, incentive compensation plans and equity-based plans covering executive officers and senior management;
•
oversee and review with management the Company’s strategies, policies, and practices with respect to human capital management and talent development;
•
review and discuss with management the Company’s Compensation Discussion & Analysis required by SEC rules to be included in the Company’s proxy statement and Annual Report on Form 10-K; and
•
produce the annual compensation committee report for inclusion in the Company’s proxy statement and Annual Report on Form 10-K.

The Compensation Committee charter also provides that the Compensation Committee shall have the sole authority to retain or obtain the advice of a compensation consultant, legal counsel or other adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser.

Nominating and Corporate Governance Committee

Messrs. Hébert, Dick and van't Hoff are the current members of the Nominating and Corporate Governance Committee. Mr. Hébert is the Chairman of the Nominating and Corporate Governance Committee. The Board has determined that each of Messrs. Hébert, Dick and van't Hoff qualifies as an independent director.

Under its charter, the functions of the Nominating and Corporate Governance Committee include, among other things:

•
identify and recommend to the Board for selection the individuals qualified to serve on the Company’s Board (consistent with criteria that the Board has approved) either for election by stockholders at each meeting of stockholders at which directors are to be elected or for appointment to fill vacancies on the Board;
•
review and provide oversight with respect to the Company’s strategy, policies, and risks concerning environmental and social matters;
•
make recommendations to the Board regarding corporate governance matters for the Company; and

•
oversee the evaluation of the Board.

The Nominating and Corporate Governance Committee has the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms.

The Nominating and Corporate Governance Committee meets periodically to assess, develop and communicate with the full Board concerning the appropriate criteria for nominating and appointing directors, including the Board’s size and composition, corporate governance policies, applicable listing standards and laws, individual director performance, expertise, experience, qualifications, attributes, skills, tenure and willingness to serve actively, the number of other public and private Company Boards on which a director candidate serves, consideration of director nominees proposed or recommended by stockholders and related policies and procedures, and other appropriate factors. Whenever a new seat or a vacated seat on the Board is being filled, candidates that appear to best fit the needs of the Board and the Company will be identified, interviewed and evaluated by the Nominating and Corporate Governance Committee. Potential director candidates recommended by the Company’s management and stockholders are evaluated in the same manner as nominees identified by the Nominating and Corporate Governance Committee. Candidates selected by the Nominating and Corporate Governance Committee will then be recommended to the full Board.

Director Recommendations by Stockholders

Recommendations of persons for election to the Board may be made by any stockholder of the Company. All candidates, regardless of the source of their recommendation, are evaluated in the same manner as nominees identified by the Nominating and Corporate Governance Committee.

Election of Directors

We have voluntarily adopted a majority-voting standard for uncontested elections of directors. Our Bylaws provide that, unless otherwise required by law or our Charter or Bylaws, the election of our directors will be decided by a majority of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election, unless our Secretary determines that the number of nominees for director exceeds the number of directors to be elected, in which case directors will be elected by a plurality of the votes of the shares represented in person or by proxy at any meeting of stockholders held to elect directors and entitled to vote on such election of directors.

If a nominee for director who is not an incumbent director does not receive a majority of the votes cast, the nominee will not be elected. Our Nominating and Corporate Governance Committee has established procedures under which a director standing for reelection in an uncontested election must tender a resignation conditioned on the incumbent director’s failure to receive a majority of the votes cast. If an incumbent director who is standing for reelection does not receive a majority of the votes cast, the Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors must act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who fails to receive a majority vote is not permitted to participate in the committee’s recommendation or the Board of Directors’ decision.

Corporate Governance Guidelines and Code of Business Conduct

We have adopted Corporate Governance Guidelines and a written Code of Business Conduct (the “Code of Conduct”), which are available on our website at https://investors.5eadvancedmaterials.com/governance-documents. The information in or accessible through our website is not incorporated into, and is not considered part of, this Proxy Statement.

Our Corporate Governance Guidelines provide the framework for our corporate governance along with our Charter, Bylaws, committee charters and other key governance practices and policies. Our Corporate Governance Guidelines cover a wide range of subjects, including the conduct of Board meetings, independence and selection of directors, Board membership criteria, and Board committee composition.

Our Code of Conduct is applicable to our directors, executive officers and employees, including our principal executive officer, principal financial officer or controller, or persons performing similar functions. The Code of Conduct codifies the business and ethical principles that govern all aspects of the Company’s business. Any waiver of this Code of Conduct for any individual director or officer of our Company must be approved, if at all, by our Board of Directors or a duly authorized committee. We intend to make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Conduct on our website rather than by filing a Current Report on Form 8-K.

Insider Trading Policy

Our Board has adopted an Insider Trading Compliance Policy (the “Insider Trading Policy”), that governs the purchase, sale and/or other disposition of the Company’s securities by our directors, officers, employees and consultants. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as listing standards applicable to the Company. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements. The foregoing summary of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Insider Trading Policy attached as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended June 30, 2026.

Prohibition on Hedging and Pledging of Company Securities

Our Insider Trading Policy, among other things, prohibits officers, directors, and employees from engaging in hedging transactions, such as the purchase or sale of puts or calls, or the use of any other derivative instruments. Officers, directors, and employees of the Company are also prohibited from including Company securities in a margin account or pledging Company securities as collateral for a loan, unless approved in advance by the Board as to directors and executive officers and by the Corporate Secretary as to other persons covered by the Insider Trading Policy.

Stockholder Communications

Any stockholder or other interested party who wishes to communicate with our Board or any individual director may send written communications to our Board or such director, care of 5E Advanced Materials, Inc., 9329 Mariposa Road, Suite 210, Hesperia, California 92344, Attention: Corporate Secretary. Our Corporate Secretary shall initially review and compile all such communications and may summarize such communications prior to forwarding to the appropriate party. Our Corporate Secretary will not forward communications that are not relevant to the duties and responsibilities of the Board. The Board will generally respond, or cause the Company to respond, in writing to bona fide communications from stockholders addressed to one or more members of the Board.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures with Respect to Related Party Transactions

The Company’s Audit Committee charter requires that the Audit Committee review and approve or disapprove all related person transactions that are required to be disclosed by Item 404 of Regulation S-K. The Company reviews all relationships and transactions reported to it in which the Company and our directors and executive officers or their immediate family members or any person who is known by the Company to be the beneficial owner of more than five percent (5%) of our voting stock are participants to determine whether such persons have a direct or indirect material interest. The Company’s Secretary is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. All historical share amounts set forth in this proxy have been adjusted, as applicable, for the 1-for-23 reverse stock split we effected in February 2025.

Our Board of Directors has adopted a policy regarding transactions affecting director independence as part of a comprehensive governance program. This policy regarding transactions between us or any of our affiliates and our directors, officers, and employees is set forth in writing in our Corporate Governance Guidelines and our Code of Business Conduct. These documents are available on our website. The Board of Directors believes these documents promote the effective functioning of the Board, its committees, and management. Accordingly, they are periodically reviewed and revised, as appropriate.

Certain Relationships and Related Transactions

Described below are the transactions and proposed transactions, since the beginning of our fiscal year ended June 30, 2024, in which we were or are to be a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 and one percent (1%) of the average of our total assets as of year end for the last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of our Common Stock, or an immediate family member of any of those persons.

As of June 30, 2026, Ascend (inclusive of holdings by Meridian Investments Corporation (“Meridian”), to which Ascend is the sole shareholder) and Bluescape beneficially owned approximately 20.1% and 29.2%, respectively, of our outstanding Common Stock. Pursuant to the terms of an investor and registration rights agreement dated January 14, 2025, to which we are a party, each of Bluescape and Ascend has the right to designate two individuals to our Board for so long as it beneficially owns at least 25% of our Common Stock, reducing to one director for so long as it beneficially owns at least 10% of our Common Stock. In April 2026, Mr. Siegler succeeded Graham van’t Hoff as Bluescape’s designee to serve alongside Mr. Hébert who is Bluescape’s second designee. Mr. Dick serves as Ascend’s designee.

Ascend Subscription Agreement

On December 5, 2023, we entered into a subscription agreement with Ascend, pursuant to which Ascend agreed to purchase up to $10.0 million of our Common Stock at a purchase price of $1.025 per share, plus an additional 10% of the shares sold in the offering as a placement fee. On January 18, 2024, we issued 5,365,854 shares (the “Subscription Shares”) of Common Stock to Ascend pursuant to the subscription agreement for an aggregate purchase price of $7.5 million. At the closing, we also granted Ascend registration rights with respect to the Subscription Shares.

Amended and Restated Note Purchase Agreement

On January 18, 2024, in connection with a series of out-of-court restructuring transactions, we entered into an Amended and Restated Note Purchase Agreement (as subsequently amended, the “Amended and Restated Note Purchase Agreement”) with the holders of our 4.50% senior secured convertible notes (the “Noteholders”): Bluescape, Ascend and Meridian. The agreement provided for the amendment of certain terms of our then outstanding $60.0 million aggregate principal amount of 4.50% senior secured convertible notes, including (among other things) to provide for certain adjustments to the conversion rate in the event of certain change of control transactions or other events (a “Make-Whole Adjustment”) and the minimum cash covenant has been waived through June 28, 2024 (the “Covenant Waiver”). In connection therewith, we also entered into an Amended and Restated Investor and Registration Rights Agreement with the Noteholders, pursuant to which we (i) granted the Noteholders certain registration rights for the shares of Common Stock underlying the convertible notes and the Subscription Shares, and (ii) granted the director designation rights to each of Bluescape and Ascend.

Amendment No. 1 to Amended and Restated Note Purchase Agreement

On April 28, 2024, we entered into an amendment to the Amended and Restated Note Purchase Agreement with the Noteholders, pursuant to which the Noteholders agreed to extend the Covenant Waiver through December 31, 2024.

Amendment No. 2 to Amended and Restated Note Purchase Agreement

On May 28, 2024, we entered into a second amendment to the Amended and Restated Note Purchase Agreement, pursuant to which we agreed to (i) issue and sell $3.0 million principal amount of new senior secured convertible notes to each of Bluescape and Ascend (the “June 2024 Notes”), (ii) amend and restate the Amended and Restated Note Purchase Agreement to (among other things) adjust the Make-Whole Adjustment, and (iii) amend and restate the existing Amended and Restated Investor and Registration Rights Agreement to provide for registration rights covering the shares of Common Stock underlying the new notes. The transactions contemplated by Amendment No. 2, including the issuance and sale of the June Notes, closed on June 11, 2024.

Amendment No. 3 to Amended and Restated Note Purchase Agreement

On August 25, 2024, we entered into commitment letters with Bluescape and Ascend, pursuant to which they agreed to purchase $3.0 million principal amount of new senior secured convertible notes, which were subsequently issued and sold on September 16, 2024 (the “September 2024 Notes”) pursuant to an Amended and Restated Note Purchase Agreement. At the closing, we also entered into an Amended and Restated Investor and Registration Rights Agreement to provide for registration rights covering the shares of Common Stock underlying the new notes.

Amendment No. 4 to Amended and Restated Note Purchase Agreement

On January 14, 2025, we entered into a fourth amendment to the Amended and Restated Note Purchase Agreement and agreed, among other things, to (i) issue and sell new senior secured convertible notes in substantially the same form and under the same terms as the September 2024 Notes, in an aggregate principal amount of $5.0 million (the “January 2025 Notes” and, together with the August 2022 Notes, the June 2024 Notes and the September 2024 Notes, the “Convertible Notes”) to the Noteholders, and (ii) amend and restate the Amended and Restated Note Purchase Agreement. The Amended and Restated Note Purchase Agreement also extended the date to which we were required to comply with a financial covenant to maintain a cash balance of at least $7.5 million from December 31, 2024 to March 31, 2025.

Debt Exchange and Related Agreements

On January 14, 2025, we entered into a restructuring support agreement (the “2025 Restructuring Support Agreement”) with Bluescape, Ascend and Meridian in connection with certain restructuring and recapitalization transactions with respect to our capital structure (collectively the “Exchange Transaction”), including our Convertible Notes issued pursuant to the Amended and Restated Note Purchase Agreement.

Pursuant to the 2025 Restructuring Support Agreement, the parties agreed to effect the Exchange Transaction consisting of, among other things:

(i)
pursuant to an Exchange Agreement dated January 14, 2025 among Ascend, Bluescape and us (the “Exchange Agreement”), the issuance of an aggregate of 13,586,524 shares of our Common Stock to Ascend and Bluescape upon exchange of all of the outstanding Convertible Notes (the “Exchange”);
(ii)
pursuant to a Securities Subscription Agreement dated January 14, 2025 among Ascend, Meridian, Bluescape and us (the “January 2025 Subscription Agreement”), the issuance and sale by us of an aggregate of $5.0 million of Common Stock to Ascend, Meridian and Bluescape at a price per share equal to the lesser of (a) $6.716 per share and (b) the volume weighted average price for the Common Stock on the five consecutive trading days immediately following the date of the Exchange (the “Subscription Price”);
(iii)
pursuant to the January 2025 Subscription Agreement, the issuance by us to Ascend, Meridian and Bluescape of warrants with a one-year term (the “Restructuring Warrants”) to purchase an aggregate number of shares of Common Stock represented by up to $20.0 million divided by the Subscription Price, at a price per share equal to the Subscription Price; and

(iv)
pursuant to the Investor and Registration Rights Agreement, the right of each of Ascend and Bluescape to designate two directors to serve on our Board following the consummation of the Exchange Transaction for so long as such party beneficially owns 25% of our Common Stock and one director to serve on our Board for so long as such party beneficially owns 10% of our Common Stock.

On March 4, 2025, at a special meeting of stockholders, our stockholders voted in favor of the Exchange Transaction, and on March 5, 2025 the Exchange was completed and resulted in 13,586,524 shares of our Common Stock issued to Bluescape and Ascend, the termination of the Amended and Restated Note Purchase Agreement and the extinguishment of all indebtedness owed by us under the Amended and Restated Note Purchase Agreement.

On March 13, 2025, pursuant to the January 2025 Subscription Agreement, we issued and sold an aggregate of 1,408,173 shares of Common Stock to Bluescape, Ascend and Meridian at a Subscription Price of $3.5507 per share for aggregate net proceeds of $4.9 million. Also pursuant to the January 2025 Subscription Agreement, we issued Restructuring Warrants to purchase up to an aggregate of 5,632,692 shares of Common Stock to Bluescape and Ascend. The Restructuring Warrants are immediately exercisable and expire on March 13, 2026, and have an exercise price per share equal to the Subscription Price.

Participation in August 2025 Public Offering

On August 21, 2025, we completed the public offering of 2,374,481 shares of our Common Stock at a price to the public of $3.50 per share. Each of Bluescape and Ascend purchased 100,000 shares in the offering at $3.50 per share, the same terms as other investors in the offering.

Restructuring Warrant Amendments and Exercise

On December 4, 2025, we entered into amendments to the Restructuring Warrants with each of Bluescape, Ascend and Meridian (the “Warrant Amendments”). The Warrant Amendments permitted each holder to exercise its Restructuring Warrants on a cashless basis after the holder exercised at least 10% of the shares underlying its Restructuring Warrants for cash. On December 4, 2025, each of Bluescape, Ascend and Meridian exercised its Restructuring Warrants in full (10% by cash exercise and 90% by cashless exercise). Under the cashless exercise feature, the number of shares issued upon net exercise was determined using a formula that compared the five-day volume weighted average price of our Common Stock on the date we received notice of the holder’s intent to exercise to the existing warrant exercise price of $3.5507 per share. In connection with these exercises, we issued an aggregate of 1,067,296 shares of Common Stock and received approximately $2.0 million in cash proceeds. Following the exercises, Bluescape, Ascend and Meridian held no remaining Restructuring Warrants.

EXIM Warrants

In November 2025, we submitted an application to the Export-Import Bank of the United States (“EXIM”) for a $10.0 million funding package (the “EMP Loan”) through EXIM’s Engineering Multiplier Program. On December 8, 2025, at our 2025 annual meeting of stockholders, our stockholders approved our entry into a letter agreement (the “Letter Agreement”) to issue warrants to purchase up to 2,816,346 shares of our Common Stock, representing up to $10.0 million of Common Stock at an exercise price of $3.5507 per share (the “EXIM Warrants”), to Bluescape and Ascend, or their respective affiliates (the “Guarantors”), in connection with each Guarantor providing a guarantee or collateral package (the “Guarantee”) to EXIM as a condition to the award of the EMP Loan. On January 7, 2026, we entered into the Letter Agreement with the Guarantors and issued the EXIM Warrants. The EXIM Warrants (i) vest and become exercisable only after the date the Guarantors provide the Guarantee to EXIM, and only in an amount equal to the amount guaranteed by such Guarantor, (ii) expire upon the earlier of the second anniversary of the date the EMP Loan is repaid or the release of the Guarantee, and (iii) do not include an option for the holder to require us to repurchase the EXIM Warrants for their Black-Scholes value in connection with a fundamental transaction. As of the date of this Proxy Statement, the EMP Loan has not been awarded and the Guarantee has not been provided; accordingly, the EXIM Warrants have not vested and no shares are issuable thereunder. We are under no obligation to secure the EMP Loan with the Guarantee and may pursue other security or collateral arrangements with EXIM.

Participation in February 2026 Public Offering

In February 2026, we completed the issuance and sale of an aggregate of 18,000,000 shares of our Common Stock at a price of $2.00 per share. Bluescape purchased 4,000,000 shares in the offering at $2.00 per share, the same terms as other investors in the offering.

Indemnification Agreements

We have entered into agreements to indemnify our directors and executive officers. These agreements will, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our Company or that person’s status as a member of our Board of Directors to the maximum extent allowed under Delaware law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of the Company’s Common Stock as of October 14, 2026, by each person, or group of affiliated persons, known to the Company to own beneficially more than 5% of the Company’s outstanding Common Stock, each director, each named executive officer, and all the executive officers and directors of the Company as a group. Unless otherwise indicated in the footnotes to the table, the address of each such person is care of the Company, 9329 Mariposa Road, Suite 210, Hesperia, California 92344. Share numbers in the table below, including the footnotes thereto, have been updated to reflect the Company’s 1-for-23 reverse stock split the Company effected in February 2025.

Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of October 14, 2026, are deemed outstanding for purposes of computing the percentage beneficially owned by such holder but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable, and that there are no other affiliations among the stockholders listed in the table. The percentage for each beneficial owner is calculated based on (i) the aggregate number of shares reported to be owned by such group or individual and (ii) the aggregate number of shares of Common Stock outstanding as of October 14, 2026 (49,634,871 shares).

Name	Shares of Common Stock Owned	Right to Acquire Beneficial Ownership in Number of Common Stock(1)	Total Common Stock Beneficially Owned	Percent of Outstanding Common Stock(1)
Directors and Named Executive Officers:
Paul Weibel	29,291.8193	—	29,291.8193	*
Joshua Malm	8,211	—	8,211	*
Graham van’t Hoff	102,997	—	102,997	*
Curtis Hébert	25,082	—	25,082	*
Barry Dick	32,673	—	32,673	*
Bryn Jones	28,313	—	28,313	*
Jonathan Siegler	4,105	—	4,105	*
All directors and named executive officers as a group (seven persons):	230,672.8193	—	230,672.8193	*

*	Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.
(1)	Includes Common Stock that may be acquired through the exercise of stock options that are currently exercisable or will be exercisable within 60 days of October 14, 2026.

Shares Owned by Certain Beneficial Holders

The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

The following table sets forth the information for each person deemed to beneficially own 5% or more of our outstanding Common Stock, based on information regarding the beneficial ownership of Common Stock available to us as of October 14, 2026.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Shares	Percentage
Ascend Global Investment Fund SPC for and on behalf of Strategic SP(1)
1 Kim Seng Promenade, #10-01	8,364,294	16.9%
East Tower, Great World City, Singapore 237994
BEP Special Situations IV LLC(2)
300 Crescent Court, Suite 1860	12,130,997	24.4%
Dallas, TX 75201
Karnavati Holdings, Inc.(3)
9401 Indian Creek Parkway, Suite 1000	6,144,182	12.4%
Overland Park, KS 66210
AWM Investment Company, Inc.(4)
524 Madison Avenue, Suite 2600	3,250,000	6.5%
New York, NY 10022

(1)

Based on a Schedule 13D/A filed on December 8, 2025. Shares beneficially owned consists of (i) 4,298,796 shares of Common Stock, and (ii) 4,065,498 shares of Common Stock beneficially owned by Meridian Investments Corporation (“Meridian”). Ascend is the sole shareholder of Meridian, and as a result may be deemed to share beneficial ownership of the securities held of record by Meridian. Ascend Financial Holdings Limited (“Ascend Financial”) is the sole shareholder of Ascend Capital Advisors (S) Pte. Ltd., which is the sole partner of Ascend. As a result, each of the foregoing entities may be deemed to have beneficial ownership of the securities held by Ascend. By virtue of his control of Ascend Financial, Mr. Halim Susanto may also be deemed to share beneficial ownership of the securities beneficially owned by Ascend under Section 13(d) of the Exchange Act and the rules promulgated by the SEC thereunder. Mr. Susanto disclaims beneficial ownership of the securities beneficially owned by Ascend.

(2)

Based on a Schedule 13D/A filed on February 4, 2026. Shares beneficially owned consists of 12,130,997 shares of Common Stock beneficially owned by BEP SS IV. Bluescape Energy Partners IV GP LLC (“Bluescape GP”) is the general partner of Bluescape Energy Recapitalization and Restructuring Fund IV LP, which wholly owns BEP SS IV. As such, Bluescape GP may be deemed to have beneficial ownership of the securities directly held by BEP SS IV.

(3)

Based on a Schedule 13D filed on October 8, 2026, each of Karnavati Holdings, Inc. (“KHI”), Nirma Limited and Karsanbhai K. Patel have shared voting and shared dispositive power over 6,144,182 shares of our Common Stock. Nirma Limited owns 100% of Karnavati Holdings, Inc. (“KHI”) and may be deemed to beneficially own the shares held by KHI. Dr. Patel holds 58.98% of the shares of Nirma Limited and may be deemed to beneficially own the shares held by KHI.

(4)	Based on a Schedule 13G filed on May 4, 2026, AWM Investment Company, Inc. has sole voting and sole dispositive over 3,250,000 shares of our Common Stock.

EXECUTIVE OFFICERS

The following information with respect to our executive officers is presented as of October 26, 2026:

Name	Age	Position
Paul Weibel, CPA	42	Chief Executive Officer
Joshua Malm, CPA	44	Chief Financial Officer, Treasurer and Corporate Secretary

Paul Weibel was appointed Chief Executive Officer in June 2024, is an active Certified Public Accountant and previously served as Corporate Secretary from June 2023 to October 2024. Mr. Weibel was appointed as the Manager of 5E Boron Americas, LLC in July 2022 when Fort Cady (California) Corporation converted to a Delaware LLC. Previously, Mr. Weibel was appointed Chief Financial Officer and Treasurer of 5E Advanced Materials, Inc. in November 2021, Chief Financial Officer of Fort Cady (California) Corporation in May 2021 where he oversaw the accounting and financial reporting departments, and director of Fort Cady (California) Corporation in April 2022. Mr. Weibel served as Corporate Secretary of Fort Cady (California) Corporation from August 2021 to April 2022 and Treasurer from April 2022 to June 2022. Previously, Mr. Weibel was the Financial Controller of Genlith, Inc. from January 2017 to May 2021 and Finance Director of the Schooner Investment Group LLC from July 2014 to December 2017. Mr. Weibel holds a Bachelor of Science in Finance and Accounting from Lehigh University College of Business.

Joshua Malm was appointed Chief Financial Officer in October 2024. Previously, Mr. Malm served as Interim Chief Financial Officer, on a contract basis, from June 2024 to October 2024 and as our Interim Chief Accounting Officer, on an independent contract basis, from September 2023 to June 2024. Mr. Malm has served as the Managing Member of Malm Consulting LLC, a public accounting firm that advises companies in the energy, mining and chemical industries since July 2023. Prior to that, Mr. Malm served as the Senior Manager of Technical Accounting from March of 2019, was promoted to Director of Financial Reporting in February 2020, and promoted and served as Financial Controller from September of 2021 until February of 2023 at Chord Energy Corporation (Nasdaq: CHRD), where he joined the company through its acquisition of Whiting Petroleum Corporation (NYSE: WLL) in July of 2022. Prior to Chord Energy Corporation, Mr. Malm was with PricewaterhouseCoopers LLP in Denver, Colorado, where he held various positions in their oil and gas audit practice since 2008. He has over 17 years of accounting experience and is an active Certified Public Accountant. Mr. Malm holds a Bachelor of Science in Business Administration and a Master of Science in Accountancy from the University of Colorado at Boulder.

EXECUTIVE COMPENSATION

Introduction and Named Executive Officers

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. During fiscal year 2026, our named executive officers or “NEOs” were:

Name	Age	Position
Paul Weibel, CPA	42	President, Chief Executive Officer
Joshua Malm, CPA	44	Chief Financial Officer, Treasurer and Corporate Secretary

Summary Compensation Table

The following table presents summary information regarding compensation earned with respect to the fiscal years ended June 30, 2025 and June 30, 2026, by our NEOs.

	Fiscal Year Ended June 30,	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	All Other Compensation(4) ($)	Total ($)
Paul Weibel	2026	360,000	157,000	163,122	—	17,500	697,622
	2025	346,154	151,200	133,723	420,991	9,000	1,061,068
Joshua Malm	2026	300,000	85,000	85,014	—	12,675	482,689
	2025	446,303	11,200	—	263,118	—	720,621

(1)	The amounts reported in this column for fiscal year 2026 represent performance bonuses earned in fiscal 2026 and paid in the fourth quarter of 2026.
(2)

The amounts reported in this column represent the aggregate grant-date fair value of stock awards granted in the relevant year calculated in accordance with Financial Accounting Standards Board (“FASB”) Topic 718, excluding forfeiture estimates. Stock Awards are comprised of Restricted Stock Units (“RSUs”) and Performance Stock Units (“PSUs”). The grant date value relating to time-vested RSUs granted to Messrs. Weibel and Malm in fiscal 2026 is $20,454 and $25,568, respectively. One-half of the PSUs awarded to Messrs. Weibel and Malm during fiscal year 2026 vest upon the achievement of certain performance-based conditions, while the other-half vest upon the achievement of certain market-based conditions. The amount in the table with respect to the portion of the awards which vest upon the achievement of performance-based conditions represents the grant date fair value based on the probable outcome of results, which is the target value, of $92,044 and $38,352 for Messrs. Weibel and Malm, respectively. For the portion of the awards which vest upon the achievement of market-based conditions, a Monte Carlo simulation was utilized to determine the grant date fair value of $50,624 and $21,094 for Messrs. Weibel and Malm, respectively, and such awards are treated as market condition awards as defined under ASC Topic 718, and as a result, the maximum values of the awards will not differ from the fair values presented in the table above. The key assumptions utilized in the Monte Carlo model were the $8.80 per share stock price target defined in the award, an expected volatility rate of 114% and a risk-free rate of 3.4% and a 0.0% dividend yield. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in our financial statements in our Annual Report. The amounts reported in this column reflect the accounting cost for the stock awards and do not reflect the actual economic value that will be realized by the individual upon the vesting of the stock awards or the sale of the common stock underlying such awards. For additional details regarding stock awards, see “—Narrative to Summary Compensation Table-—Equity-Based Incentive Awards” and “—Outstanding Equity Awards at Fiscal Year End” below.

(3)

The amounts reported in this column represent the aggregate grant-date fair value of stock options granted in the relevant year calculated in accordance with FASB Topic 718, excluding forfeiture estimates. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in our financial statements in our Annual Report. The amounts reported in this column reflect the accounting cost for the stock options and do not reflect the actual economic value that will be realized by the individual upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such awards. For additional details regarding stock options, see “—Narrative to Summary Compensation Table-—Equity-Based Incentive Awards” and “—Outstanding Equity Awards at Fiscal Year End” below.

(4)	The amounts reported in this column for fiscal 2026 represent employer match contributions under the Company’s 401(k) plan.

Narrative to Summary Compensation Table

Annual Base Salary

The compensation of our NEOs is generally determined and approved by our Board. The fiscal year 2026 base salaries of each of our NEOs are described under the subsection titled “—Employment Agreements” below.

Annual Bonus

In addition to base salaries, our NEOs are eligible to receive annual performance-based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve annual corporate goals and to reward our executives for individual achievement towards these goals. The annual performance-based bonus each NEO is eligible to receive is based on the extent to which we achieve the corporate goals that our Board establishes each fiscal year. At the end of the fiscal year, our Board reviews our performance against each corporate goal and determines the extent to which we achieved each of our corporate goals.

For fiscal year 2026, Messrs. Weibel and Malm were eligible to earn a target annual bonus equal to 60% and 40%, respectively, of the executive’s respective annual base salary.

The corporate goals the Board established for fiscal year 2026 related to liquidity, progression of customer engagement and offtake agreements, operational progress, organizational health and culture, and safety goals. Bonuses are typically determined and paid in the third calendar quarter of the year following our June 30 fiscal year end. For fiscal year 2026, the bonuses for our NEOs paid in the fourth quarter of 2026 are reflected in the Summary Compensation Table above.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and those of our stockholders with those of our employees, including our executive officers. The Board or an authorized committee thereof is responsible for approving equity grants. We grant equity awards under our Amended and Restated 2022 Equity Compensation Plan (the “Incentive Plan”).

In March 2026, Messrs. Weibel and Malm were awarded 10,227 RSUs and 12,784 RSUs, respectively, under our Incentive Plan. The RSUs will vest in three equal installments on September 15, 2026, September 15, 2027 and September 15, 2028, subject to the executives’ continued employment through the applicable vesting date.

In addition, in March 2026, Messrs. Weibel and Malm were awarded a target number of 92,046 PSUs and 38,352 PSUs, respectively, under our Incentive Plan. The PSUs may be earned between 0% to 100% of the target number of PSUs granted upon the achievement of certain financial and operational targets, including (i) construction of a large-scale commercial facility commencing prior to June 30, 2027; (ii) an approved final investment decision in the large-scale commercial facility at a modeled internal rate of return of 18%; and (iii) achievement of the Company’s share price exceeding $8.80 per share, in each case, over the three-year performance period ending on September 15, 2028, subject to the executive’s continued employment through the applicable vesting date.

For a description of any additional accelerated vesting applicable to our NEOs’ stock awards, see “Employment Agreements” below.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards held by our NEOs as of June 30, 2026.

		Option Awards					Stock Awards
Name	Grant Date	Number of Common Stock Underlying Unexercised Options (#) Exercisable	Number of Common Stock Underlying Unexercised Options (#) Un-exercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)(1)
Paul Weibel	September 15, 2023	—	—		—	—	530	(3)	737	1,590	2,210
	September 15, 2024	—	—		—	—	766	(3)	1,065	10,358	14,398
	May 21, 2025	—	146,012	(4)	6.72	May 21, 2029	—		—	—	—
	March 1, 2026	—	—		—	—	10,227	(5)	14,216	92,046	127,944
Joshua Malm	May 21, 2025	—	91,257	(4)	6.72	May 21, 2029	—		—	—	—
	March 1, 2026	—	—		—	—	12,784	(5)	17,770	38,352	53,309

(1)	The market value of each stock award is based on $1.39 per share, which was the closing price of our Common Stock on June 30, 2026.
(2)

Amounts represent PSUs that vest on the third anniversary of the grant date, subject to the attainment of certain performance objectives and subject to continued employment through the applicable vesting date. In accordance with the SEC rules, the number of PSUs shown represents the number of units that may be earned during the performance period based on target performance.

(3)	The RSUs vest in three equal annual installments beginning on the first anniversary of the grant date, subject to continued employment through the applicable vesting date.
(4)

Amount represents stock options that vest on the third anniversary of the grant date, subject to continued service through the vesting date. The stock options are subject to accelerated vesting upon a qualifying termination of employment, including in connection with a change in control, as further described under “—Narrative to Summary Compensation Table—Equity-Based Incentive Awards” above.

(5)	The RSUs vest in three equal installments on September 15, 2026, September 15, 2027 and September 15, 2028, subject to the executives’ continued employment through the applicable vesting date.

Employment Agreements

We have entered into employment agreements with certain of our executive officers, including our NEOs, which govern the terms of their employment with us.

Paul Weibel

Under the terms of Mr. Weibel's employment agreement, Mr. Weibel is entitled to an annual base salary and is eligible to earn an annual bonus of up to 80% of his then-in-effect base salary (on target performance would result in a bonus payment equal to 40% of Mr. Weibel’s then-in-effect base salary), subject to the achievement of performance objectives as determined by our Board.

Regardless of the manner in which Mr. Weibel’s employment terminates, he is entitled to receive certain accrued amounts previously earned during his employment, including unpaid salary, reimbursement of expenses owed, and accrued but unpaid paid time off and any continuation of benefits required by applicable law.

In addition, Mr. Weibel is entitled to certain severance benefits under his employment agreement, subject to his execution of a release of claims and compliance with post-termination obligations. Pursuant to Mr. Weibel’s employment agreement, upon a termination of his employment by the Company for reasons other than for “cause” (as defined in the employment agreement), Mr. Weibel is entitled to (i) an amount in cash equal to six months of annual base salary, payable in a lump sum, (ii) payment of the COBRA premiums for Mr. Weibel and his eligible dependents for a maximum period of up to 6 months from the date of his termination of employment, and (iii) accelerated vesting of all unvested Company equity awards, provided that any Company equity awards that vest based on the attainment of performance goals will remain outstanding and will be eligible to vest in accordance with the terms of the applicable award agreements.

Joshua Malm

On May 15, 2025, we entered into an employment agreement with our Chief Financial Officer and principal accounting officer, Joshua Malm. Pursuant to the employment agreement, Mr. Malm is entitled to cash compensation of $300,000 per year for his service as our Chief Financial Officer. Additionally, Mr. Malm is eligible to earn an annual bonus of up to 80% of his then-in-effect base salary (on target performance would result in a bonus payment equal to 40% of Mr. Malm’s then-in-effect base salary), subject to the achievement of performance objectives as determined by the Board.

Regardless of the manner in which Mr. Malm’s employment terminates, he is entitled to receive certain accrued amounts previously earned during his employment, including unpaid salary, reimbursement of expenses owed, and accrued but unpaid paid time off and any continuation of benefits required by applicable law.

In addition, Mr. Malm is entitled to certain severance benefits under his employment agreement, subject to his execution of a release of claims and compliance with post-termination obligations. Pursuant to Mr. Malm’s employment agreement, upon a termination of his employment by the Company for reasons other than for “cause” or by Mr. Malm for “good reason” (each term as defined in the employment agreement), Mr. Malm is entitled to (i) an amount in cash equal to six months of annual base salary, payable in a lump sum, (ii) a pro-rated bonus based on target performance for the portion of the year he was employed, (iii) payment of the COBRA premiums for Mr. Malm and his eligible dependents for a maximum period of up to 6 months from the date of his termination of employment, and (iv) accelerated vesting of all unvested Company equity awards, provided that any Company equity awards that vest based on the attainment of performance goals will remain outstanding and will be eligible to vest in accordance with the terms of the applicable award agreements, provided, further, that in the event such termination occurs during the period commencing on the date that is three (3) months prior to a change in control and ending on the date that is eighteen (18) months following a change in control, any PSUs outstanding where the termination date is within twelve (12) months of the end of their respective performance period(s), and there is a reasonable probability that the respective performance goal(s) for such PSUs would have been achieved at target (or above) absent the change in control, then such PSUs that would have vested within such twelve (12) month period following the change in control shall also vest.

Health and Welfare Benefits; Perquisites

All of our employee executives are eligible to participate in our employee benefit plans, including our medical, dental, vision, disability, and life insurance plans, in each case on the same basis as all of our other employees. We generally do not provide perquisites or personal benefits to our NEOs, except in limited circumstances. Our Board may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our best interests.

Retirement Plan

We sponsor a 401(k) plan covering substantially all of our employees, including our NEOs. Employees become eligible to participate in the plan upon completing three months of service and attainment of age 21. Eligible employees may elect to make either pretax or Roth contributions to the plan, subject to limitations set forth in the plan and the Internal Revenue Code of 1986, as amended (the “Code”). We may make safe-harbor matching contributions equal to 100% of the first 4% of employees’ eligible earnings and an additional 50% on the next 2% of employees’ eligible earnings. We also may make discretionary profit-sharing contributions.

Clawback Policy

We have adopted a compensation recovery policy that is compliant with the Nasdaq Listing Rules, as required by the Dodd-Frank Act.

Equity Grant Practices

We do not grant equity awards in anticipation of the release of material, nonpublic information or time the release of material, nonpublic information based on equity award grant dates, vesting events, or sale events. During fiscal year 2026, we did not grant awards of stock options, stock appreciation rights, or similar option-like instruments to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for grants to NEOs in fiscal year 2026.

Compensation of Non-Employee Directors

The following table sets forth the compensation earned by our non-employee directors during the year ended June 30, 2026.

Name	Fees earned or paid in cash ($)	Stock awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Graham van’t Hoff	125,000	94,759	22,237	241,996
Barry Dick	105,000	79,597	16,007	200,604
Curtis Hébert	90,000	68,226	7,657	165,883
Bryn Jones	90,000	68,226	14,395	172,621
Jonathan Siegler(3)	10,852	9,057	—	19,909

(1)

The amounts reported in this column represent the aggregate grant-date fair value of RSUs granted in the relevant fiscal year calculated in accordance with FASB Topic 718, excluding forfeiture estimates. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in our financial statements in this Annual Report. The amounts reported in this column reflect the accounting cost for the stock awards and do not reflect the actual economic value that will be realized by the individual upon the vesting of the stock awards or the sale of the Common Stock underlying such awards. In fiscal year 2026, our non-employee directors received grants of RSUs on or about the last business day of each calendar quarter pursuant to the terms of their offer letters and the terms of our non-employee director compensation policy. Each RSU award vested on July 1, 2026. As of June 30, 2026, Mr. van’t Hoff held 47,206 RSUs, Mr. Dick held 39,653 RSUs, Mr. Hébert held 33,988 RSUs, Mr. Jones held 33,988 RSUs, and Mr. Siegler held 6,516 RSUs.

(2)	The amount reported in this column represents cash remitted to each director in an amount equal to the expected tax liability for equity awards that vested during the year.
(3)	Mr. Siegler was appointed to the Board effective April 13, 2026.

Non-Employee Director Compensation Policy

We maintain a compensation program for our non-employee directors (the “Director Compensation Policy”). This policy is intended to fairly compensate our directors for the time and effort necessary to serve on the Board.

The Director Compensation Policy provides for annual retainer fees and equity awards for our non-employee directors. Each non-employee director will receive an annual cash retainer of $50,000, with the non-employee director serving as chair of the board of directors or lead independent director receiving an additional annual cash retainer of $45,000. The non-employee directors serving as the chairs of the audit, compensation, and nominating and corporate governance committees will receive additional annual cash retainers of $25,000. Non-employee directors serving as members of the audit, compensation, and nominating and corporate governance committees will receive additional annual cash retainers of $15,000.

On the last day of each calendar quarter, each non-employee director will receive a grant of RSUs, with an equivalent cash value as the above cash retainers divided by four, subject to any shareholder approvals required, with the number of RSUs determined by dividing the cash value by the average closing price of the Company’s Common Stock during the applicable calendar quarter (inclusive of the first and last day of such calendar quarter). Such quarterly grants will vest on July 1st following the grant date, subject to continued service through such vesting date. Awards to our non-employee directors will also vest in full (i) immediately upon the effectiveness of a non-employee director’s voluntary resignation of service on the Board, (ii) in the event of a change in control or (iii) upon a non-employee director’s death or disability.

Compensation under our non-employee director compensation program will be subject to the annual limits on non-employee director compensation set forth in the Incentive Plan, as described below.

Securities authorized for issuance under equity compensation plans

The following table sets forth the equity awards outstanding under the Company’s 2022 Equity Compensation Plan (the “Incentive Plan”) as of June 30, 2026. There are no equity awards outstanding under the employee share option plan of the Company’s predecessor, ABR (the “ABR Employee Share Option Plan”).

	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(1) ($)	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in the First Column) (#)
Equity compensation plan approved by security holders
2022 Equity Compensation Plan	986,723	(2)	$13.10	390,118
Equity compensation plans not approved by security holders	—		—	—
Total	986,723		$13.10	390,118

(1)

Represents the weighted-average exercise price of the applicable outstanding options. Restricted share units (“RSUs”), performance share units (“PSUs”) outstanding under the Incentive Plan vest and convert to shares of common stock without the payment of consideration. Therefore, the weighted-average exercise price excludes RSUs, PSUs outstanding under the Incentive Plan.

(2)	Represents 537,163 shares underlying outstanding options, 247,369 shares of unvested RSUs, and 202,191 shares of unvested PSUs (at “target” performance).

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2027

Our Board and the Audit Committee are asking our stockholders to ratify the appointment by the Audit Committee of PricewaterhouseCoopers LLP (“PwC”), as the independent public accounting firm to conduct the audit of our financial statements for the fiscal year ending June 30, 2027. Stockholder ratification of such appointment is not required by our Bylaws or any other applicable legal requirement. However, our Board is submitting the appointment of PwC to our stockholders for ratification as a matter of good corporate governance.

In the event our stockholders do not ratify the appointment, the Audit Committee will reconsider whether to continue to retain PwC for the fiscal year ending June 30, 2027. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change should be made. Representatives of PwC are expected to be present at the Annual Meeting and will have an opportunity to make statements if they desire and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

Fees billed by PwC for the fiscal years ended June 30, 2026 and 2025, respectively, are as follows:

	Fiscal Year Ended June 30,
	2026	2025
Audit fees	$627,500	$770,313
Audit-related fees	—	—
Tax fees	—	—
All other fees	2,000	2,132
Total fees	$629,500	$772,445

Audit fees for the year ended June 30, 2026 include $627,500 paid to PwC for the audit of the Company’s year-end financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2026, consents, and other items related to SEC matters. Other fees for the year ended June 30, 2026 include $2,000 paid to PwC for accounting research and disclosure software.

Audit fees for the year ended June 30, 2025 include $770,313 paid to PwC for the audit of the Company’s year-end financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2025, consents, and other items related to SEC matters. Other fees for the year ended June 30, 2025 include $2,132 paid to PwC for accounting research and disclosure software.

Determination of Independence

In considering the nature of the services provided by our independent registered public accounting firm, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with our independent registered public accounting firm and our management to determine that they are permitted under the rules and regulations concerning auditor independence.

Additional information concerning the Audit Committee and its activities can be found in the following sections of this Proxy Statement: “Corporate Governance—Audit Committee” and “Report of the Audit Committee.”

Pre-Approval Policy

According to policies adopted by the Audit Committee and ratified by our Board, to facilitate compliance with the SEC’s rules regarding auditor independence, all audit and non-audit services to be provided by our independent registered public accounting firm must be pre-approved by the Audit Committee. The Audit Committee has established a general pre-approval policy for certain audit and non-audit services, up to a specified amount for each identified service that may be provided by the independent auditors.

The Audit Committee approved one hundred percent (100%) of all services provided by PwC during the years ended June 30, 2026 and June 30, 2025, respectively. The Audit Committee has considered the nature and amount of the fees billed by PwC and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining PwC’s independence.

Recommendation of Our Board of Directors and Audit Committee

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PricewaterhouseCoopers LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2026.

REPORT OF THE AUDIT COMMITTEE

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial-reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, and applicable laws and regulations. The Audit Committee is responsible for appointing, compensating, overseeing, and, where appropriate, discharging and replacing the Company’s independent registered public accounting firm (the “independent accounting firm”). In addition, the Audit Committee is involved in the selection of the lead audit engagement partner whenever a rotational change is required by applicable law or listing standards or for any other reason. The independent accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles. In addition, once applicable, the independent accounting firm will express its own opinion on the effectiveness of the Company’s internal controls over financial reporting.

The function of the Audit Committee is not intended to duplicate or attest as to the activities of management and the independent accounting firm, nor can the Audit Committee certify that the independent accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the independent accounting firm on the basis of the information it receives, discussions with management and the independent accounting firm, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

In this context, the Audit Committee met and held numerous discussions with management and the independent accounting firm during fiscal year 2026. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accounting firm. The Audit Committee discussed with the independent accounting firm matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The independent accounting firm also provided to the Audit Committee the written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board, Communications with Audit Committees Concerning Independence, and the Audit Committee discussed with the independent accounting firm the firm’s independence.

Based upon the Audit Committee’s discussion with management and the independent accounting firm and the Audit Committee’s review of the representations of management and the report of the independent accounting firm on the Consolidated Financial Statements, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2026, filed with the SEC on September 17, 2026.

Audit Committee of the Board of Directors
Barry Dick Bryn Jones Graham van’t Hoff

PROPOSAL THREE

TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED 5E ADVANCED MATERIALS, INC. 2022 EQUITY COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE

Introduction

On October 14, 2026, our Board adopted an amendment (the “Plan Amendment”) to the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan, as amended (the “Incentive Plan”), which increases the aggregate number of shares reserved for issuance under the Incentive Plan by 2,500,000 shares.

We refer to the Incentive Plan, as amended by the Plan Amendment, as the “Amended Plan.” The Plan Amendment is subject to stockholder approval. If approved by our stockholders, the Plan Amendment will become effective as of the date the Board adopted the Plan Amendment (the “Amendment Effective Date”). The Board recommends that you vote “FOR” the approval of the Plan Amendment.

Why Stockholders Should Vote to Approve the Plan Amendment

We do not have any other stock incentive plans pursuant to which equity awards can be granted; however, we previously granted equity awards under the employee share option plan of the Company’s predecessor, ABR (the “ABR Employee Share Option Plan”), all of which expired as of October 1, 2025. We are asking our stockholders to approve the Plan Amendment because we believe the availability of an adequate reserve of shares under the Incentive Plan is an integral part of our compensation program, as well as our continued growth and success. If the Plan Amendment is not approved, we believe the foregoing goals will be adversely affected.

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Equity Incentive Awards Are an Important Part of Our Compensation Philosophy. We believe our future success depends on our ability to attract, motivate, and retain high quality talent, and that the ability to continue to provide equity-based incentives is critical to achieving this success as we compete for talent in an industry in which equity compensation is market practice and is expected by many existing personnel and prospective candidates. The Incentive Plan was structured to provide the Company with the necessary flexibility to design long-term incentive programs for our employees that align with our compensation philosophy, and more effectively support the strategic priorities of our organization. By maintaining a long-term incentive plan such as the Incentive Plan, our Compensation Committee will be able to design and implement compensation programs that retain our key employees, compensate those employees based on the performance of the Company and other individual performance factors, align the goals and objectives of our employees with the interests of our stockholders and promote a focus on long-term value creation.
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We Manage Our Equity Incentive Award Use Carefully. We manage our long-term stockholder dilution and share usage by limiting the number of equity awards granted annually. Our Compensation Committee carefully monitors our equity share usage to ensure that we maximize stockholder value.

Information on Equity Compensation Plans as of October 14, 2026

The information included in this Proxy Statement and our 2026 Annual Report on Form 10-K is updated by the following information regarding all existing equity compensation plans as of October 14, 2026:

Incentive Plan
Total Number of Shares Subject to Full-Value Awards Outstanding(1)	373,259
Total Number of Shares Subject to Stock Options Outstanding	509,783
Weighted Average Remaining Term of Outstanding Options (in years)	2.7
Weighted Average Exercise Price of Outstanding Options(2)	$13.33
Total Number of Shares Available for Grant Under the Incentive Plan(3)	361,651
Total Number of Shares of Common Stock Outstanding	49,634,871

(1)

Includes restricted share units (“RSUs”) and performance share units (“PSUs”). The number of shares subject to full-value awards outstanding reflects PSU awards outstanding based on the achievement of “target” performance goals.

(2)

Represents the weighted-average exercise price of the applicable outstanding options. RSUs and PSUs outstanding under the Incentive Plan vest and convert to shares of Common Stock without the payment of consideration. Therefore, the weighted-average exercise price excludes RSUs and PSUs outstanding under the Incentive Plan.

(3)	The number of shares remaining available for future grant under the Incentive Plan reflects the number of PSU awards outstanding based on the achievement of “target” performance goals.

Background of Determination of Shares Under the Plan Amendment

As mentioned above, in its determination to approve the Plan Amendment, the Board was primarily motivated by a desire to ensure the Company has an available pool of shares from which to grant long-term equity-based incentive awards, which the Board believes is an incentive and retention mechanism for our employees, consultants and non-employee directors. The Board considered key factors in making its determination including our historical grant rates, the shares remaining available for issuance under the Incentive Plan, and the potential dilution associated with the Incentive Plan.

This review included a consideration of the following key metrics, factors and philosophies:

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In fiscal year 2026, we granted equity awards covering 615,351 shares of our Common Stock. On average, over the fiscal 2024-2026 period, we granted 452,404 shares annually. The amounts include PSUs based on the achievement of “target” performance goals.
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Our three-year average annual share pool usage over the most recently completed three-fiscal year period (or “burn rate”) was approximately 4.3%, as shown in the following table.

Burn Rate Information	FY 2024	FY 2025	FY 2026	Three-Year Average (FY 2024 – FY 2026)
Stock Options Granted	24,999	606,996	-	210,665
RSUs Granted	19,976	64,817	399,299	161,364
PSUs Granted (at “target”)	5,284	19,789	216,052	80,375
PSUs Earned/Vested	—	—	387	129
Total Awards Granted(1)	44,975	671,813	399,686	372,158
Weighted Average Common Shares Outstanding (Basic)	2,283,602	7,996,337	29,974,314	13,418,084
Gross Burn Rate(2)	2.0%	8.4%	1.3%	3.9%

(1)

Includes (A) stock options and RSUs granted and (B) PSUs vested or earned in the applicable year based on actual achievement of performance goals. The number of stock options that were forfeited or expired during FY 2024, FY 2025, and FY 2026 was 33,068, 134,476, and 109,324 respectively. The number of RSUs and PSUs that were forfeited during FY 2024, FY 2025, and FY 2026 was 13,180, 1,574, and 52,327, respectively.

(2)

Gross burn rate is calculated as (A) the total number of stock-settled equity awards granted during the applicable year (with performance awards counted at “target” levels), divided by (B) the weighted average common shares outstanding for the applicable year.

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An additional metric that we use to measure the cumulative dilutive impact of our equity-based awards program is fully diluted overhang, which is the sum of (1) the number of shares subject to equity awards outstanding (assuming performance at the “target” performance level), but not exercised or settled and (2) the number of shares available to be granted under our equity compensation plans, divided by the sum of (A) the total common shares outstanding, (B) the number of shares subject to equity awards outstanding but not exercised or settled, and (C) the number of shares available to be granted under our equity compensation plans. Our approximate fully-diluted overhang as of October 14, 2026, was 2.4%. If the Plan Amendment had been approved as of such date, our approximate potential overhang, on a fully-diluted basis, would increase by 4.6% to 7.0% and then would decline over time.

If approved by our stockholders, the Plan Amendment would increase the aggregate number of shares available for grant by 2,500,000 shares of Common Stock.

If we exhaust the share reserve under the Incentive Plan without approval of the Plan Amendment, we would lose an important element of our compensation program that is essential to attract, motivate and retain highly qualified talent, and that aligns the interests of our employees with our stockholders.

In light of the factors described above, the Board believes that the size of the share reserve proposed by the Plan Amendment is reasonable and appropriate at this time.

To the extent we grant any awards between October 14, 2026 and the date of this Annual Meeting, the available share reserve under the Amended Plan will be reduced from 2,861,651 shares (i.e., the remaining available reserve as of October 14, 2026 (361,651 shares, assuming the achievement of outstanding PSUs at “target” performance goals) plus 2,500,000 shares) by the number of shares that we grant during such period.

The Amended Plan Combines Compensation and Governance Best Practices

The Amended Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

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Stockholder approval is required for additional shares. The Amended Plan does not contain an annual “evergreen” provision. The Amended Plan authorizes a fixed number of shares, so that stockholder approval is required to increase the maximum number of shares of our Common Stock which may be issued under the Amended Plan.
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No discount stock options. All stock options will have an exercise price equal to or greater than the fair market value of our Common Stock on the date the stock option is granted.
•
Repricing and cash buyouts are not allowed. The Amended Plan prohibits the repricing or other exchange of underwater stock options for new awards or cash without prior stockholder approval.
•
Clawback. The Amended Plan provides that all awards will be subject to the Company’s clawback policy (to the extent the policy applies).

Stockholder Approval

As mentioned above, if this Plan Amendment is approved, then as of the Amendment Effective Date, an aggregate of (i) 2,500,000 shares and (ii) any shares which are subject to awards outstanding under the Incentive Plan which become available for issuance under the Amended Plan following the effective date of the existing Incentive Plan will be reserved for issuance pursuant to the Amended Plan. Approval of the Plan Amendment will constitute approval pursuant to the Nasdaq Stock Market stockholder approval requirements applicable to equity compensation plans.

If our stockholders do not approve the Plan Amendment pursuant to this Proposal Three, the additional shares proposed by the Plan Amendment will not become available for issuance and the existing Incentive Plan (not as amended by the Plan Amendment) will continue in full force and effect, without giving effect to the Plan Amendment, and we may continue to grant equity-based awards under the Incentive Plan subject to shares remaining available for grant under the Incentive Plan.

Material Terms of the Amended Plan

Summary of the Amended Plan

This section summarizes certain principal features of the Amended Plan. The summary is qualified in its entirety by reference to the complete text of the Plan Amendment, which is attached hereto as Appendix A, and the Incentive Plan, as amended, which is attached hereto as Appendix B.

Eligibility; Administration

Employees and non-employee directors of our Company or any of its affiliates and consultants, advisers or other persons or entities that can be granted an award that is eligible to be registered on a Form S-8 Registration Statement will be eligible to receive awards under the Amended Plan. Approximately 252 employees, 5 non-employee directors, and 2 consultants are eligible to receive awards under the Amended Plan. The Amended Plan will be administered by the Board or, to the extent it has delegated its authority under the Amended Plan, the Compensation Committee of the Board (or such other committee of the Board) (the “Plan Administrator”). The Compensation Committee is comprised of “nonemployee directors” for purposes of Rule 16b-3 under the Exchange Act. The Plan Administrator has the power in its discretion to grant awards under the Amended Plan, to designate the eligible participants, to determine the terms and conditions of such awards, to construe and interpret the provisions of the Amended Plan, and to make any other determination and take any other action as it deems necessary or desirable for the administration of the Amended Plan and to protect our interests, among other authority provided under the Amended Plan.

Limitation on Awards and Shares Available

As of October 14, 2026, there were 361,651 shares remaining available for grant under the existing Incentive Plan (assuming achievement of outstanding PSUs at “target” performance goals). As described above, if this Proposal Three is approved, then, as of the Amendment Effective Date, the aggregate number of shares reserved for issuance under the Amended Plan will equal 2,861,651 shares of our Common Stock, all of which may be granted as Incentive Stock Options (“ISOs”) pursuant to Section 422 of the Code. The shares issued under the Amended Plan may be authorized but unissued shares, shares held in treasury or shares purchased in the open market or by private purchase.

As noted above, while we may continue to grant further awards under the existing Incentive Plan prior to the Annual Meeting date, to the extent we do so, the available share reserve under the Amended Plan will be reduced by the number of shares that we grant under the Incentive Plan, if any, between October 14, 2026 and the Annual Meeting date.

To the extent that an award is canceled, forfeited, or terminated without issuance of the full number of shares to which the award related, any shares subject to the award will be available for future grant under the Amended Plan. Additionally, shares withheld in payment of the exercise price or tax-related items with respect to awards will be returned to the Amended Plan for future grants of awards. To the extent an award is paid out in cash rather than shares, such cash payment shall not reduce the number of shares available for issuance under the Amended Plan.

Awards granted under the Amended Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which the Company enters into a merger or similar corporate transaction will not reduce the shares authorized for grant under the Amended Plan.

The number of shares that may be issued to any individual under the Amended Plan (when combined with all of our other securities-based arrangements, as applicable) may not exceed 3% of our outstanding number of issued shares from time to time. In addition, under the Amended Plan, the maximum aggregate value of cash compensation and equity-based awards which may be granted to a non-employee director in any fiscal year is $750,000 (calculating the value of any such awards based on the grant-date fair value of such awards for financial-reporting purposes).

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Awards. The Amended Plan provides for the grant of stock options, including ISOs within the meaning of Section 422 of the Code, and nonqualified stock options (“NSOs”), RSUs, PSUs, performance cash units (“PCUs”), and other equity-based awards. Certain awards under the Amended Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms. Awards other than cash awards will generally be settled in shares of our Common Stock, but the Plan Administrator may provide for cash settlement of any award. A brief description of each award type follows.

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Stock Options. The Amended Plan provides for the grant of stock options, including ISOs and NSOs. Stock options provide for the purchase of shares of our Common Stock in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders), except with stockholder approval or in connection with a change in our capitalization. The term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders). Vesting conditions determined by the Plan Administrator may apply to stock options, may include continued service, performance and/or other conditions. ISOs generally may be granted only to our employees and employees of our parent or subsidiary corporations, if any.
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RSUs and PSUs. RSUs are contractual promises to deliver shares of our Common Stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying these awards may be deferred under the terms of the award or at the election of the participant, if the Plan Administrator permits such a deferral. PSUs are contractual promises to deliver a number of shares of our Common Stock in the future based on the attainment of specified performance goals, in addition to other conditions that may apply to these awards. Conditions applicable to RSUs and PSUs may be based on continuing service with us or our affiliates, the attainment of performance goals and/or such other conditions as the plan administrator may determine. RSUs and PSUs may be settled in cash, shares, or a combination of cash and shares.
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PCUs. PCUs are contractual promises to deliver a specified cash value, as determined by the Plan Administrator, in the future, based on the attainment of specified performance goals, in addition to other conditions that may apply to these awards. Delivery of the consideration underlying the PCUs may be deferred under the terms of the award or at the election of the participant, if the Plan Administrator permits such a deferral. Conditions applicable to PCUs may be based on continuing service with us or our affiliates and/or such other conditions as the Plan Administrator may determine. PCUs may be settled in cash, shares, or a combination of cash and shares.
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Other Equity-Based Awards. Other equity-based awards under the Amended Plan may be denominated in shares of Common Stock or based upon the value or otherwise related to shares of Common Stock, alone or in tandem with other awards, in such amounts and, dependent on such other conditions as the Plan Administrator shall from time to time in its sole discretion determine.
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Restriction on Repricing. Absent stockholder approval, neither the Compensation Committee nor our Board has the authority, with or without the consent of the affected holders of stock options, to “reprice” any stock option after the date of its initial grant with a lower exercise price in substitution for the original exercise price, except in connection with a change in our capitalization.
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Separation from Service. In the event that a participant’s service ceases during the vesting period, any unvested options, RSUs, PSUs, and PCUs held by the participant shall expire and be forfeited immediately; provided, however, that the Plan Administrator shall have the absolute discretion to accelerate the vesting of such awards. In respect of options, except as otherwise provided in an award agreement, vested options must be exercised in accordance with the terms of the Amended Plan by the earlier of the first anniversary date of the termination of service and the expiry date of the option. In respect of PSUs and PCUs, should the Plan Administrator choose to accelerate vesting of PSUs or PCUs, performance-vesting conditions will be waived.
•
Certain Transactions. In the event of any equity restructuring that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number, class and type of securities available under the Amended Plan shall be adjusted and all outstanding awards shall be adjusted by the Plan Administrator in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Plan Administrator to prevent dilution or enlargement of rights of participants. The effect, if any, of certain transactions described in the Amended Plan constituting a change in control of the Company on any awards outstanding at the time immediately prior to such change in control will be specifically set forth in the corresponding award agreement, or if no such treatment is specified, then such outstanding awards shall be subject to any agreement of purchase, merger, or reorganization that effects such change in control, which agreement shall provide for treatment of such awards.

•
Claw-Back Provisions; Foreign Participants; Transferability; Participant Payments. All awards will be subject to the provisions of the Company’s compensation recovery policy, as such policy may be amended from time to time, that requires the recovery of certain erroneously paid incentive compensation received by our Section 16 officers on or after October 2, 2023. The Plan Administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States. No award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant, except by will or by the laws of descent and distribution. With regard to tax withholding, the Plan Administrator may require a recipient to remit and will have the right to deduct or withhold an amount sufficient to satisfy applicable withholding tax requirements with respect to any award granted under the Amended Plan.
•
Plan Amendment and Termination. Our Board may amend or terminate the Amended Plan at any time; however, the Company will obtain stockholder approval of any amendment to the extent necessary to comply with applicable law and for any amendment (i) to the aggregate number of shares of Common Stock issuable under the Amended Plan, (ii) to the limitations on shares that may be reserved for issuance, or issued, to insiders, (iii) that would reduce the exercise price of an outstanding option other than pursuant to a declaration of stock dividends of shares or consolidations, sub-divisions or reclassification of shares, or otherwise, and (iv) that would extend the expiry date of any option granted under the Amended Plan. The Amended Plan will remain in effect until terminated by the Board. No awards may be granted under the Amended Plan after its termination and no ISOs may be granted after January 24, 2035.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the Amended Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

•
Non-Qualified Stock Options. If a participant is granted nonqualified stock options under the Amended Plan, the participant should not have taxable income on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The participant’s basis in the Common Stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our Common Stock on the date the participant exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.
•
Incentive Stock Options. A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our Common Stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we or our subsidiaries or affiliates generally should not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally should not be entitled to a tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.
•
Other Awards. The current federal income tax consequences of other awards authorized under the Amended Plan generally follow certain basic patterns: RSUs, PSUs, PCUs and other stock awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

Section 409A of the Code

Certain types of awards under the Amended Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the Amended Plan and awards granted under the Amended Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the Plan Administrator, the Amended Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

New Plan Benefits

Except for grants of RSUs that will be awarded to each non-employee director serving on our Board in accordance with the non-employee director compensation policy, future awards that our named executive officers, directors, other executive officers and other employees and consultants may receive under the Amended Plan will be determined in the discretion of our Board or Compensation Committee, and neither our Board nor the Compensation Committee has made any determination to make future grants to any persons under the Amended Plan as of the date of this Annual Meeting. Therefore, it is not possible to determine the future benefits that will be received by these participants under the Amended Plan.

Plan Benefits

The table below sets forth summary information concerning the number of shares of our Common Stock subject to equity awards granted to certain persons under the Incentive Plan as of October 14, 2026. The closing per share market value of our stock on October 14, 2026, was $3.06.

Certain awards set forth in this table for the named executive officers were granted in fiscal year 2026 and therefore also are included in the Summary Compensation Table set forth in this Proxy Statement and are not additional awards. Certain awards set forth in this table for the non-employee directors were granted in fiscal year 2026 and therefore also are included in the Compensation of Non-Employee Directors Table set forth in this Proxy Statement and are not additional awards.

Name and Position	Options (#)	RSUs (#)	PSUs (#)(1)
Executive Officers
Paul Weibel, President, Chief Executive Officer	146,012	13,446	104,340
Joshua Malm, Chief Financial Officer, Treasurer and Corporate Secretary	91,257	12,784	38,352
All Current Executive Officers as a Group	237,269	26,230	142,692
All Current Non-Executive Directors as a Group	—	281,331	—
Current Director Nominees:
Graham van’t Hoff	—	87,044	—
Curtis Hébert	—	53,556	—
Barry Dick	—	67,896	—
Bryn Jones	—	58,685	—
Jonathan Siegler	—	14,150	—
Each Associate of any such Directors, Executive Officers or Nominees	—	—	—
Each Other Person who Received or are to Receive 5% of Such Options or Rights	236,331	17,606	71,900
All Employees, Including all Current Officers who are not Executive Officers, as a Group	368,258	161,587	99,857

(1)	Based on “target” levels of performance for PSU awards.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE.

PROPOSAL FOUR

TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL THREE

The Proposal

The Board believes that, if the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal Three, it is in the best interests of the Company and its stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve Proposal Three.

The Company is requesting that our stockholders vote in favor of adjourning the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve Proposal Three. If our stockholders approve this proposal, we could adjourn the Annual Meeting, and any adjourned or postponed session of the Annual Meeting, to use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL THREE.

Your vote is important. Please promptly vote your shares by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

Hesperia, California	By Order of the Board of Directors,

October 26, 2026	Joshua Malm Chief Financial Officer, Treasurer and Corporate Secretary

APPENDIX A

PROPOSED AMENDMENT TO THE AMENDED AND RESTATED 2022 EQUITY COMPENSATION PLAN

This Amendment (the “Plan Amendment”) to the 5E Advanced Materials, Inc. Equity Compensation Plan (the “Incentive Plan”), is made effective as of the 14th day of October 2026 (the “Amendment Effective Date”), by 5E Advanced Materials, Inc., a Delaware corporation (the “Company”).

1.
Section 3(a). Section 3(a) of the Incentive Plan is hereby amended and restated in its entirety with the following:

“Subject to Section 14 of the Incentive Plan, the maximum number of shares of Common Stock available for issuance pursuant to Awards granted under the Incentive Plan is 3,934,771 (the “Plan Share Reserve”). The Company cannot increase such number without shareholder approval. Notwithstanding anything to the contrary herein, no more than 3,934,771 Shares may be issued pursuant to the exercise of Incentive Stock Options.”

2.
This Second Amendment shall be and, as of the Amendment Effective Date, is hereby incorporated in and forms a part of the Incentive Plan.
3.
Except as expressly provided herein, all terms and conditions of the Incentive Plan shall remain in full force and effect.

A-1

APPENDIX B

Amended and Restated

5E Advanced Materials, Inc.

2022 Equity Compensation Plan

1.
PURPOSE

The Board of Directors (the “Board”) of 5E Advanced Materials Inc., a Delaware corporation (the “Company”), has adopted this Amended and Restated 2022 Equity Compensation Plan (the “Plan”) to promote the financial interests of the Company by providing a means by which current and prospective directors, officers, key employees and consultants of the Company can be retained and motivated through acquiring an equity interest in the Company or be paid incentive compensation in the form of the Company’s Common Stock. This Plan constitutes an amendment and restatement of the 2022 Equity Compensation Plan, as amended (the “Original Plan”). This amended and restated Plan will be effective on the Restatement Effective Date. In the event stockholders of the Company do not approve this amended and restated Plan, the Original Plan will continue in full force and effect on its existing terms and conditions.

2.
AWARDS UNDER THE PLAN

The Plan provides for the grant of any of the following Awards:

a.
Stock Options (“Options”) – the right, but not the obligation, to purchase Common Stock at a specified price, subject to certain conditions; Options will be granted as either Incentive Stock Options or Non-Qualified Stock Options,
b.
Restricted Share Units (“RSU”) – an unfunded and unsecured promise to deliver shares of Common Stock (“Shares”) upon attainment of certain service-based conditions,
c.
Performance Share Units (“PSU”) – an unfunded and unsecured promise to deliver Shares that vest through attainment of certain service-based and performance-based conditions,
d.
Performance Cash Units (“PCU”) – an unfunded and unsecured promise to deliver a specified monetary amount that vest through attainment of certain service-based and performance-based conditions, and
e.
Other Equity-Based Awards – an award that is not an Option, RSU or PSU, that is granted under the Plan and is (i) payable by delivery of Common Stock, and/or (ii) measured by reference to the value of Common Stock.
3.
SHARES SUBJECT TO THE PLAN
a.
Subject to Section 14 of the Plan, the maximum number of Shares available for issuance pursuant to Awards granted under the Plan is 1,434,771 (the “Plan Share Reserve”). The Company cannot increase such number without shareholder approval. Notwithstanding anything to the contrary herein, no more than 1,434,771 Shares may be issued pursuant to the exercise of Incentive Stock Options.
b.
Each Award granted under the Plan will reduce the Plan Share Reserve by the number of Shares underlying the Award. Other than with respect to Substitute Awards, to the extent that an Award expires or is canceled, forfeited, or terminated without issuance to the Participant of the full number of Shares to which the Award related, the unissued Shares will be returned for future grant under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for issuance under the Plan. Shares withheld in payment of the exercise price or Tax-Related Items with respect to Awards will be returned to the Plan Share Reserve for future grants of Awards under the Plan and shall not reduce the Plan Share Reserve. To the extent an award under the Plan is paid out in cash rather than Shares, such cash payment shall not reduce the number of Shares available for issuance under the Plan Share Reserve.
c.
Shares delivered by the Company in settlement of Awards may be issued by the Company from:
i.
authorized and unissued Shares,
ii.
Shares held in treasury by the Company,
iii.
Shares purchased by the Company on the open market or by private purchase, or

iv.
any combination of the foregoing.
d.
Awards may, in the sole discretion of the Board, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). If the Board determines that Substitute Awards are to be granted under the Plan, the number of Shares underlying any Substitute Awards shall not be counted against the aggregate number of Shares available for Awards under the Plan, except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.
4.
ELIGIBILITY & PARTICIPATION
a.
Participation in the Plan is by invitation of and at the sole discretion of the Board. The Board may grant Awards to Eligible Participants.
b.
Individual grants are determined by an assessment of an individual’s current and expected future performance, level of responsibilities and the impact of the position, and contribution to the Company.
c.
An “Eligible Participant” may be granted more than one Award under the Plan, and Awards may be granted at any time or times prior to the termination of the Plan. Vesting periods and designated Performance Periods may overlap, and Participants may participate simultaneously with respect to Options or other Awards that are subject to different Performance Periods and different performance goals and other criteria.
d.
In no circumstance will the number of Shares that may be issued to any individual under the Plan (when combined with all the Company’s other security-based compensation arrangements, as applicable) exceed 3% of the Company’s outstanding issue from time to time.
e.
The maximum number of Shares subject to Awards granted during a single Fiscal Year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the Fiscal Year, may not exceed USD 750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).
5.
ADMINISTRATION
a.
The Board, acting upon recommendations from the Compensation Committee (Committee), shall administer the Plan. Unless otherwise expressly provided in the applicable governing documents of the Company, the acts of a majority of the members present at any meeting of the Board at which a quorum is present, or acts approved in writing by all of the members of the Board, shall be deemed the acts of the Board.
b.
The Board may, at its sole discretion, at any time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Board under the Plan, including but not limited to:
i.
designate Eligible Participants,
ii.
determine the type or types of Awards to be granted to Eligible Participants,
iii.
determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Awards,
iv.
determine the terms and conditions of any Award,
v.
determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, CDIs, other securities, other Awards or other property,
vi.
interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan,
vii.
establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Board shall deem appropriate for the proper administration of the Plan,
viii.
accelerate or extend the vesting or exercisability of, payment for, or lapse of restrictions on Awards,

ix.
adjust Performance Factors to account for changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events, or circumstances to avoid windfalls or hardships, and
x.
make any other determination and take any other action that the Board deems necessary or desirable for the administration of the Plan and to protect the interests of the Company.
c.
The Board may delegate to the Committee, and/or one or more officers of the Company or of any Affiliate, the authority to act on behalf of the Board with respect to any matter, right, obligation or election that is the responsibility of, or that is allocated to, the Board in the Plan and that may be so delegated as a matter of law. References to Committee in this Plan shall mean the Board to the extent the Board has not delegated its authority hereunder to a Committee. To the extent the Board has delegated its authority hereunder to a Committee and the intent is to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act, it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act be a Qualifying Director. However, the fact that a Committee member shall fail to qualify as a Qualifying Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
d.
The Award Agreement for a given Award, the Plan, and any other documents may be delivered to, and accepted by, an Eligible Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.
e.
To comply with the laws and practices in other countries in which the Company, its Affiliates operate or have employees or other individuals eligible for Awards, the Board in its sole discretion will have the power and authority to:
i.
determine which Affiliates will be covered by the Plan,
ii.
determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company or Affiliate under an agreement with a foreign nation or agency,
iii.
modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs, and practices,
iv.
establish subplans and modify exercise procedures, vesting conditions, and other terms and procedures to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications will be attached to this Plan as appendices, if necessary), and
v.
take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals, provided, however, that no action taken under this provision will increase the Share limitations contained in Section 3.a. of this Plan. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
f.
Notwithstanding the foregoing, the full Board shall administer the Plan with respect to any director share units (“DSUs”) granted to Non-Employee Directors prior to the Restatement Effective Date. As of the Restatement Effective Date, the Company will cease granting DSUs under the Plan; however, DSUs issued under the Plan (prior to the Restatement Effective Date) and outstanding as of the Restatement Effective Date will remain subject to the terms of the Original Plan.
6.
STOCK OPTIONS
a.
Option Grants. The Board may grant Options to Eligible Participants subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options. Each grant will specify the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this section.
b.
Type of Option. All Options granted under this Plan will be either Incentive Stock Options or Non-Qualified Stock Options.

c.
Date of Grant. The date of grant of an Option will be the date on which the Board makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.
d.
Vesting Period. Unless otherwise prescribed in the Award Agreement, forty percent (40%) of the Options will vest on the second anniversary of the date the Option is granted, and the remaining sixty percent (60%) will vest on the third anniversary of the date the Option is granted.
e.
Exercise Period. Vested Options are exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option, provided, however, that, subject to Section 6(j), no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted. Should the expiry date should be determined to occur either during a blackout period or within ten business days following the expiry of a blackout period, the expiry date of such Option (other than an Incentive Stock Option) shall be deemed to be the date that is the tenth business day following the expiry of the Blackout Period or, in the case of Participants who are U.S. taxpayers, such earlier date that may be required to avoid the application of adverse tax consequences under Section 409A of the Code.
f.
Exercise Price. The exercise price of an Option will be set by the Board when the Option is granted. Except as otherwise provided by the Board in the case of Substitute Awards, and subject to Section 6(j), the exercise price will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with the Award Agreement and any procedures established by the Company.
g.
Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives:
i.
notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third-party administrator), and
ii.
full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Board and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
h.
Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.
i.
Separation from Service. In the event a Participant’s service with the Company ceases during the vesting period, any unvested Options held by the Participant shall expire and be forfeited immediately, provided however that the Board shall have the absolute discretion to accelerate the vesting date. Except as otherwise provided in an Award Agreement, vested Options must be exercised in accordance with the terms of this Plan by the earlier of the first anniversary date of the termination of service or the expiry date of the Option.
j.
Additional Terms of Incentive Stock Options. The Board may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five (5) years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two (2) years from the grant date of the Option or (ii) one (1) year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Board will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option. The foregoing terms shall be incorporated into any Award Agreement evidencing an Option intended to be an Incentive Stock Option to the extent necessary to cause such Award to so qualify.
7.
RESTRICTED SHARE UNITS
a.
RSU Grants. The Plan authorizes the Board to grant RSUs. Each RSU provides the recipient with the right to receive Common Stock as a discretionary payment in consideration of past services or as an incentive for future services, subject to the Plan and with such additional provisions and restrictions as the Board may determine. Each RSU grant shall be evidenced by an Award Agreement stating the number of RSUs granted, the vesting requirements, any other restrictions or conditions associated, and the method of exercise.
b.
Date of Grant. The date of grant of an RSU will be the date on which the Board makes the determination to grant such RSU or a specified future date. Unless specified otherwise by the Board, RSUs are granted after the financial results for each fiscal year have been approved by the Board. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the RSU.
c.
Vesting. Concurrent with the granting of the RSU, the Board shall determine the period during which the RSU is not vested and the holder of such RSU remains ineligible to receive Common Stock. Such period may be reduced or eliminated from time to time for any reason as determined by the Board. Unless specified otherwise, forty percent (40%) of the RSUs granted vest at the expiry of the Company’s first Fiscal Year immediately following the Fiscal Year in which the RSUs were granted, and the remaining sixty percent (60%) vest at the expiry of the second Fiscal Year following the Fiscal Year in which the RSUs were granted.
d.
Expiration. Unless specified otherwise by the Board at the time of grant, RSUs have a notional term of three years, and expire at the end of the second Fiscal Year following the Fiscal Year in which they were granted.
e.
Form and Timing of Settlement. The Board, at its sole discretion, may settle vested RSUs in Shares, cash, or a combination of both, and will determine at the time of grant the timing of settlement of vested RSUs (consistent with the requirements of Section 409A of the Code to avoid adverse tax consequences thereunder, if applicable), in each case, as set forth in the Award Agreement.
f.
Separation from Service. In the event a Participant’s service with the Company ceases during the vesting period, any unvested RSUs held by the Participant shall expire and be forfeited immediately, provided however that the Board shall have the absolute discretion to accelerate the vesting date.
g.
Dividend Equivalent Rights. The Board may, in its sole discretion, grant Dividend Equivalent Rights, payable in cash, Shares, other securities, other Awards or other property, on such terms and conditions as may be determined by the Board in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional Shares.
8.
PERFORMANCE SHARE UNITS
a.
PSU Grants. The Plan authorizes the Board to grant PSUs. Each PSU provides the recipient with the right to receive a Share as a discretionary incentive, subject to the Plan and with such additional provisions and restrictions as the Board may determine. Each PSU grant shall be evidenced by an Award Agreement stating the number of PSUs granted, the service-based vesting requirements, the performance-based vesting condition(s), and any other associated restrictions or conditions.
b.
Date of Grant. The date of grant of a PSU will be the date on which the Board makes the determination to grant such PSU or a specified future date. Unless determined otherwise by the Board, PSUs are granted after the financial results for each Fiscal Year have been approved by the Board. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the PSU.

c.
Vesting. Unless provided otherwise in the Award Agreement each PSU is subject to two or more vesting conditions. Concurrent with the granting of the PSU, the Board shall determine the:
i.
Service-based Requirement. The period the Participant must be in continuous service to the Company to be eligible to receive PSU Awards subject to achievement of performance-based criteria. Unless specified otherwise by the Board, one hundred percent (100%) of the PSUs granted vest upon expiry of the Company’s second Fiscal Year following the Fiscal Year in which the PSUs were granted.
ii.
Performance-based Requirement(s). The performance condition(s) to be met for the Participant to vest in PSU Awards after satisfying the service-based vesting requirement. Actual performance realized relative to the goals or criteria established at the date of grant will be measured over a three-year Performance Period ending on the expiry date of the PSU.
iii.
Performance Modifier(s). A modifier for each applicable performance condition to determine the number of PSU Awards that are earned relative to the performance level(s) achieved. The formula for determining the Performance Modifier is set out by the Board for each grant. This Modifier will range from 0.0x to a maximum of 1.5x unless specified otherwise by the Board and is applied to the original number of PSUs granted to calculate the number of PSU Awards vested and earned.
d.
Term. Unless specified otherwise by the Board at the time of grant, PSUs have a notional term of three years, and expire at the end of the second Fiscal Year following the Fiscal Year in which they were granted.
e.
Form and Timing of Settlement. The Board, at its sole discretion, may settle vested PSUs in Shares, cash, or a combination of both, and will determine at the time of grant the timing of settlement of vested PSUs (consistent with the requirements of Section 409A of the Code to avoid adverse tax consequences thereunder, if applicable), in each case, as set forth in the Award Agreement.
f.
Separation from Service. In the event a Participant’s service with the Company ceases prior to completion of the vesting period, unvested PSUs granted to the Participant shall expire and be forfeited immediately; provided. however, that the Board shall have the absolute discretion to accelerate the vesting date. Should the Board choose to accelerate vesting on PSUs granted, performance vesting conditions will be waived.
9.
[RESERVED]
10.
PERFORMANCE CASH UNITS
a.
PCU Grants. The Plan authorizes the Board to grant PCUs. Each PCU carries a notional monetary value designated by the Board at the date of grant and offers the Participant the opportunity to receive a specified monetary Award upon successfully attaining certain future service-based and performance-based conditions set out by the Board at the date of grant, plus any additional provisions and restrictions as the Board may determine.
b.
Award Agreement. Each PCU grant shall be evidenced by an Award Agreement stating the number of PCUs granted, the designated value of each PCU, the service-based vesting requirements, the performance-based vesting requirement(s) and any other associated restrictions or conditions, and the method of settlement.
c.
Date of Grant. The date of grant of a PCU will be the date on which the Board makes the determination to grant such PCU. Unless specified otherwise by the Board, PCUs are granted after the financial results for each fiscal year have been approved by the Board. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the PCU.
d.
Vesting. Unless otherwise provided in the Award Agreement, each PCU is subject to two or more vesting conditions. Upon granting of PCUs, the Board shall determine:
i.
Service-based Requirement. The period the Participant must be in continuous service to the Company to be eligible to receive PCU Awards subject to achievement of performance-based criteria. Unless specified otherwise by the Board, one hundred percent (100%) of the PCUs granted vest upon expiry of the Company’s second fiscal year following the fiscal year in which the PCUs were granted.
ii.
Performance-based Requirement(s). The performance condition(s) to be met for the Participant to vest in PCU Awards upon fulfilling the service-based vesting requirement. Actual performance realized relative to the goals or criteria established at the date of grant will be measured over a three-year Performance Period expiring at the end of the second fiscal year following the year in which the PCUs were granted.

iii.
Performance Modifier(s). A modifier for each applicable performance condition to determine the number of PCU Awards that are earned relative to the performance level(s) achieved. The formula for determining the Performance Modifier is set out by the Board for each grant. This Modifier, which will range from 0.0x to a maximum of 1.5x unless specified otherwise by the Board, is applied to the original number of PCUs granted to calculate the number of PCUs vested and earned.
e.
Term. Unless specified otherwise by the Board at the time of grant, PCUs have a notional term of three years, and expire at the end of the second Fiscal Year following the fiscal year in which they were granted.
f.
Form and Timing of Settlement. The Board, at its sole discretion, may settle vested PCUs in Shares, cash, or a combination of both, and will determine at the time of grant the timing of settlement of vested PCUs (consistent with the requirements of Section 409A of the Code to avoid adverse tax consequences thereunder, if applicable), in each case, as set forth in the Award Agreement.
g.
Separation from Service. In the event a Participant’s service with the Company ceases prior to completion of the vesting period, PCUs granted to the Participant shall expire and be forfeited immediately; provided, however, that the Board shall have the absolute discretion to accelerate the vesting date. Should the Board choose to accelerate vesting on PCUs granted, performance vesting conditions will be waived.
11.
OTHER EQUITY AWARDS
a.
The Board may grant Other Equity-Based Awards under the Plan, denominated in Shares or based upon the value or otherwise related to the Shares, to Eligible Participants, alone or in tandem with other Awards, in such amounts and, dependent on such other conditions as the Board shall from time to time in its sole discretion determine. Each Other Equity-Based Award granted under the Plan shall be evidenced by an Award Agreement and shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
12.
GENERAL TERMS APPLICABLE TO ALL AWARDS
a.
Withholding Taxes. The Company and its Subsidiaries and Affiliates shall be entitled to withhold, or require the Participant to remit to the Company or one or more of its Subsidiaries or Affiliates, as applicable, an amount sufficient to satisfy Tax-Related Items attributable to any Awards. The Company may defer making payment or delivery of Shares under an Award if any such Tax-Related Items may be pending unless and until indemnified to its satisfaction, and the Company shall have no liability to any Participant for exercising the foregoing right. The Board may, in its sole discretion and subject to such rules as it may adopt, permit or require a Participant to pay all or a portion of the Tax-Related Items arising in connection with an Award by, without limitation: (i) having the Participant pay an amount in cash (by check or wire transfer), (ii) having the Company withhold Shares otherwise issuable pursuant to the Award that have an aggregate fair market value approximately equal to the amount to be withheld, (iii) the delivery of Shares (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for at least six (6) months (or such other period as established from time to time by the Board to avoid adverse accounting treatment under applicable accounting standards) having an aggregate fair market value approximately equal to the amount to be withheld, (iii) selling Shares issued pursuant to such Award and having the Company withhold from the proceeds of the sale of such Shares, (v) having the Company or a Subsidiary or Affiliate, as applicable, withhold from any cash compensation payable to the Participant, (vi) requiring the Participant to repay the Company or Subsidiary or Affiliate, as applicable, in cash or in Shares, for Tax-Related Items paid on the Participant’s behalf, or (vii) any other method of withholding determined by the Board that is permissible under applicable laws.
b.
No Transferability. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against the Company of any Subsidiary or Affiliate.
c.
Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant.
d.
Standards of Conduct. All Awards granted under this Plan, in accordance with applicable law and Board determination of behaviour by Participants to be fraudulent, unethical, or in any other way detrimental to the financial or reputational interests of the Company, will be subject to cancellation or forfeiture, and the recoupment of any gains realized with respect to exercised Awards subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, whether or not such claw-back policy was in place at the time of grant of an Award, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.
e.
No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or service to, or to continue any other relationship with, the Company or limit in any way the right of the Company to terminate Participant’s employment or service or other relationship at any time.
f.
No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any member of the Company Group, on the one hand, and a Participant or other person, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.
g.
Waiver. A waiver by the Company of breach of any provision of the Plan shall not operate or be construed as a waiver of any other provision of the Plan, or of any subsequent breach by any Participant.
h.
Restatement Effective Date; Approval of Plan by Stockholders. This amended and restated Plan will become effective on the Restatement Effective Date. This amended and restated Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date on which the Board first adopts this amended and restated Plan. Such stockholder approval will be obtained in the manner and to the degree required under applicable laws. If this amended and restated Plan is not approved by the Company’s stockholders, this amended and restated Plan will not become effective, no Awards will be granted under this amended and restated Plan and the Original Plan will continue in full force and effect in accordance with its terms.
i.
Amendment of Award. The Board may amend, modify, or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted pursuant to Section 14 or pursuant to Section 15(d).
13.
AMENDMENT OR TERMINATION OF THE PLAN
a.
This Plan shall be in effect until terminated under this Section 13; provided, however, that an Incentive Stock Option may not be granted under the Plan after ten (10) years from the earlier of (i) the date the Board adopted the Plan or (ii) the date the Company’s stockholders approved the Plan.
b.
The Board may amend, suspend, or terminate the Plan or any Award granted under the Plan without shareholder approval provided that:
i.
such amendment, suspension or termination is in accordance with applicable laws and the rules of any stock exchange on which the Shares are listed, and
ii.
no amendment to, suspension of, or termination of the Plan or to an Award granted thereunder will have the effect of impairing, derogating from or otherwise materially adversely affecting the terms of an Award which is outstanding at the time of such amendment without the written consent of the holder of such Award, except to the extent the Board determines, in its sole discretion, that any such action is necessary or desirable to facilitate compliance with applicable laws.
c.
The Board shall obtain shareholder approval if such approval is necessary to comply with applicable law and/or the rules of the stock exchange on which the Common Stock is listed, and of:
i.
any amendment to the aggregate number of Shares issuable under the Plan,
ii.
any amendment to the limitations on Shares that may be reserved for issuance, or issued, to insiders,

iii.
any amendment that would reduce the exercise price of an outstanding Option other than pursuant to a declaration of stock dividends of shares or consolidations, sub-divisions or reclassification of shares, or otherwise, and
iv.
any amendment that would extend the expiry date of any Option granted under the Plan.
d.
If the Plan is terminated, the provisions of the Plan and any administrative guidelines and other rules and regulations adopted by the Board and in force on the date of termination will continue in effect as long as any Award pursuant thereto remains outstanding.
14.
CHANGES IN CAPITAL STRUCTURE
a.
No Effect on Authority of the Board or Stockholders. The existence of this Plan and any Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.
b.
Adjustments. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor or replacement accounting standard) that causes the per share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number, class and type of securities available under this Plan shall be adjusted and all outstanding Awards shall be adjusted by the Committee in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants.
c.
Change in Control. The effect, if any, of a Change in Control on any Awards outstanding at the time immediately prior to such Change in Control will be as specifically set forth in the corresponding Award agreement, or if no such treatment is specified, then such outstanding Awards shall be subject to any agreement of purchase, merger or reorganization that effects such Change in Control, which agreement shall provide for treatment of such Awards.
15.
COMPLIANCE WITH APPLICABLE LAWS
a.
Governing Law. Unless earlier terminated as provided herein, this Plan will become effective on the Restatement Effective Date and will remain in force until terminated through a resolution by the Board, provided that the termination the Plan will not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards. This Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware.
b.
Securities Law and Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control and other laws, rules, and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and/or (b) completion of any registration or other qualification of such Shares under any state, federal, or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification, or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange, or automated quotation system, and the Company will have no liability for any inability or failure to do so.
c.
Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

d.
Section 409A of the Code.
i.
Notwithstanding any provision of the Plan or any Award Agreement to the contrary, it is intended that the provisions of the Plan comply with, or be exempt from, Section 409A of the Code, and all provisions of the Plan and Award Agreements shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan and Award Agreements (including any taxes and penalties under Section 409A of the Code), and neither the Service Recipient nor any other member of the Company Group shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.
ii.
Notwithstanding anything in the Plan or any Award Agreement to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable on the date of or a date or period that is by reference to the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six (6) months after the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death. Unless the Award Agreement provides otherwise, following any applicable six (6) month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.
iii.
Unless otherwise provided by the Board in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code; or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code.
16.
DEFINITIONS

In addition to the capitalized terms defined throughout the Plan, the following capitalized terms shall have the corresponding meanings set forth in this Section:

a.
“Affiliate” means any Person that directly or indirectly controls, is controlled by or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.
b.
“Award” means any Option, Restricted Share Unit, Performance Share Unit, Performance Cash Unit or Other Equity-Based Awards granted under the Plan.
c.
“Award Agreement” means the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of each Award, and country-specific appendix thereto for grants to non-U.S. Participants, which will be in substantially a form that the Committee has from time to time approved and will comply with and be subject to the terms and conditions of this Plan.
d.
“Blackout Period” means a period in which the trading of Shares or other securities of the Company is restricted under the Company’s Corporate Disclosure, Confidentiality and Securities Trading Policy, or under any similar policy of the Company then in effect.
e.
“CDI” means CHESS depositary interests (or any successor securities) over Common Stock, as defined by the operating rules of the settlement facility provided by ASX Settlement Pty Limited ACN 008 504 532.

f.
“Change in Control” means:
i.
the Incumbent Directors cease for any reason to constitute a majority of the Board;
ii.
the sale, lease, transfer, conveyance or other disposition, in one transaction or a series of related transactions, of all or substantially all of the assets of the Company,
iii.
the sale, transfer, conveyance or other disposition, in one transaction or a series of related transactions, of the outstanding equity securities of the Company (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission),
iv.
the merger or consolidation of the Company with another Person,

in each case in clauses (iii) and (iv) above under circumstances in which the holders of the voting power of outstanding equity securities of the Company, immediately prior to such transaction, are no longer, in the aggregate, the Beneficial Owners, directly or indirectly through one or more intermediaries, of more than fifty percent (50%) of the voting power of the outstanding equity securities of the surviving or resulting corporation or acquirer, as the case may be, immediately following such transaction. A sale (or multiple related sales) of one or more Subsidiaries (whether by way of merger, consolidation, reorganization or sale of all or substantially all of the assets or securities) which constitutes all or substantially all of the consolidated assets of the Company shall be deemed a Change in Control.

g.
“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
h.
“Committee” means the Compensation Committee of the Board, or if no such committee shall be in existence at any relevant time, the term “Committee” for purposes of the Plan shall mean the Board.
i.
“Common Stock” means the common stock of the Company, par value USD 0.01 per share (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).
j.
“Dividend Equivalent Right” means a right to receive the equivalent value of dividends paid on the Shares with respect to Shares underlying an Award that is a full-value award prior to settlement of the Award.
k.
“Eligible Participant” means any person who has been designated by the Board to participate in the Plan and is eligible to receive an Award by virtue of their status as:
i.
An employee of the Company or any Affiliate,
ii.
An officer or Board member of the Company or any Affiliate, or
iii.
A consultant or advisor providing services to the Company or any Affiliate who may be offered securities registrable pursuant to a registration statement on Form S-8 under the United States Securities Act of 1933, as amended.
l.
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.
m.
“Fair Market Value” means, as of any date, the value of a Share determined as follows: (a) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Committee deems reliable; (b) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Committee deems reliable; or (c) without an established market for the Common Stock, the Committee will determine the Fair Market Value in its discretion.
n.
“Fiscal Year” means the twelve-month period commencing July 1st and ending June 30th of the following calendar year.

o.
“Greater than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.
p.
“Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.
q.
“Incumbent Directors” means, for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new members of the Board whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) of the members of the Board then still in office who either were members of the Board at the beginning of the 12-month period or whose election or nomination for election was previously so approved, or was made pursuant to an agreement to which the Company is a party as of the date hereof. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to members of the Board or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
r.
“Non-Employee Director” means a director who is not also an Employee of the Company or Affiliate.
s.
“Non-Qualified Stock Option” means an Option, or portion thereof, not intended or not qualifying as an Incentive Stock Option.
t.
“Participant” means an Eligible Participant who has been selected to participate in the Plan and has been granted an Award pursuant to the Plan.
u.
“Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more performance conditions will be measured for the purpose of determining a Participant’s right to, and the payment of, a PSU or PCU Award.
v.
“Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).
w.
“Qualifying Director” means a person who is with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.
x.
“Restatement Effective Date” means the date on which the Company’s stockholders approve this amended and restated Plan.
y.
“Separation from Service” means the cessation of a Participant’s employment or service, as applicable, for any reason, including death of the Participant.
z.
“Subsidiary” means, with respect to any specified Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof).
aa.
“Tax-Related Items” means any U.S. federal, state, and/or local taxes and/or any non-U.S. taxes (including, without limitation, income tax, social insurance contributions (or similar contributions), payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax and any other tax or tax-related item related to participation in the Plan and legally applicable to a Participant), including any employer liability for which the Participant is liable pursuant to applicable laws or the applicable Award Agreement.

5E ADVANCED MATERIALS

VOTE

5E Advanced Materials, Inc.
ARBN 655 137 170

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Your vote matters – here's how to vote!

2026 Annual Meeting Proxy Card

1234 5678 9012 345

1. Election of Directors:

Nominee	For	Against	Abstain
01 - Graham van't Hoff	☐	☐	☐
02 - Curtis Hébert	☐	☐	☐
03 - Barry Dick	☐	☐	☐
04 - Bryn Jones	☐	☐	☐
05 - Jonathan Siegler	☐	☐	☐

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MMMMMMMMMMMM MMMMMMMMMMMMMMMC123456789 000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extENDORSEMENT_LINE______________ SACKPACK_____________000000000.000000 ext000000000.000000 ext MMMMMMMMM 000001 MRASAMPLEDESIGNATION(IFANY) ADD1ADD 2ADD 3ADD 4ADD 5ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. OnlineGo to www.investorvote.com/FEAM or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/FEAM 2026 Annual Meeting Proxy Card1234 5678 9012 345 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Proposals — The Board of Directors recommends a vote FOR each Nominee listed in Proposal 1 and FOR Proposals 2, 3 and 4.A 1. Election of Directors: 01 - Graham van’t HoffForAgainstAbstain02 - Curtis HébertForAgainstAbstain03 - Barry DickForAgainstAbstain04 - Bryn Jones 05 - Jonathan Siegler ForAgainstAbstainForAgainstAbstain 2. To ratify the appointment of PricewaterhouseCoopers LLP as 3. To approve an amendment to the Amended and Restated 5E the Company’s independent registered public accounting firm Advanced Materials, Inc. 2022 Equity Compensation Plan to for the 2027 fiscal year. increase the number of shares of Common Stock authorized for issuance. 4. To approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Three. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. MR A SAMPLE (THIS AREA IS SET UPTO ACCOMMODATE C 1234567890JNT 140 CHARACTERS) MR A SAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND 53BM702351 MMMMMMM 04CBZB

The 2026 Annual Meeting of Stockholders of 5E Advanced Materials, Inc. will be held on Monday, December 7, 2026 at 10:00 a.m. Pacific Time, virtually via the Internet at meetnow.global/FEAM2026. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.edocumentview.com/FEAM Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/FEAM q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Proxy — 5E Advanced Materials, Inc. Notice of 2026 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — December 7, 2026 Joshua Malm and Paul Weibel, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of 5E Advanced Materials, Inc., to be held on December 7, 2026 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the Stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR each Nominee listed in Proposal 1 and FOR Proposals 2, 3 and 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.